                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                     DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.       ATTACHED          ATTACHED
Debtor Affirmations                                                   MOR - 1           Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2           Yes
Bank Account Reconciliations                                          MOR - 2           Yes
Statement of Operations                                               MOR - 3           Yes
Balance Sheet                                                         MOR - 4           Yes
Status of Postpetition Taxes                                          MOR - 5           Yes
Summary of Unpaid Postpetition Debts                                  MOR - 5           Yes
Listing of aged accounts payable                                      MOR - 5           Yes
Schedule of Insurance - Listing of Policies                           MOR - 6           Yes
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                Yes



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   10/25/2002
--------------------------------------                         -----------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

10/25/02                                                                Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                              TRUE           FALSE
1. That the insurance, as described in section 5 of the Notice
of Operating Instructions and Reporting Requirements, is in effect.              X
2. That all post petition taxes, as described in section 9 of the Notice
of Operating Instructions and Reporting Requirements, are current.               X
3. No professional fees (accountant, attorneys, etc.) have been paid
without specific court authorization. If no, provide an explanation below.       X



Additional Explanation (if necessary):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   10/25/2002
--------------------------------------                            --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


10/25/02                             Page 2 of 35                   Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                    CUMULATIVE
                                                         BANK ACCOUNTS                      CURRENT MONTH            FILING TO
                                                                                                                        DATE
                                         OPERATING                                              ACTUAL                 ACTUAL
CASH - BEGINNING OF MONTH                  $  -        $  -        $  -        $  -        $ 30,478,808.50        $  4,655,262.26
=================================================================================================================================
RECEIPTS                                   SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                            -           -           -           -             20,253,137            514,908,491
INTEREST INCOME                               -           -           -           -                 15,893                 35,690
ACCOUNTS RECEIVABLE - CREDIT & COLL.          -           -           -           -                   -                 1,429,215
ACCOUNTS RECEIVABLE - LOCKBOX                 -           -           -           -              5,090,658             86,141,660
RETAIL STORE DEPOSITS                         -           -           -           -                   -                42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM
  LIQUIDATORS                                 -           -           -           -              3,627,605            112,365,227
REVOLVER BORROWINGS - FLEET                   -           -           -           -                   -               163,221,961
RETURN ITEMS REDEPOSITED                      -           -           -           -                   -                    32,954
MISCELLANEOUS                                 -           -           -           -              1,019,115              4,471,587
BANKCARD CASH RECEIPTS                        -           -           -           -                (10,671)           103,626,590
EMPLOYEE BENEFIT PLANS                        -           -           -           -                 38,137                268,890
CORPORATE INCOME TAX REFUND                   -           -           -           -                   -                 2,851,536
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                         $  -        $  -        $  -        $  -        $    30,033,873        $ 1,031,474,071
=================================================================================================================================

DISBURSEMENTS                              SEE SCHEDULE A FOR DETAIL
INTERNAL TRANSFERS                            -           -           -           -             20,234,102            517,340,389
ELECTRONIC PAYROLL TAXES PAYMENTS             -           -           -           -              2,328,145             15,085,417
PAYROLL                                       -           -           -           -              4,197,049             42,684,602
PAYMENTS/TRANSFERS TO LIQUIDATORS             -           -           -           -              5,999,117             35,503,902
VENDOR PAYMENTS                               -           -           -           -              4,059,877            119,900,502
ELECTRONIC SALES TAX PAYMENTS                 -           -           -           -              3,738,311             14,531,528
REVOLVER FEES AND INTEREST - FLEET            -           -           -           -                   -                 5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE          -           -           -           -                   -               257,525,534
CUSTOMER REFUNDS                              -           -           -           -                562,892              1,938,105
EMPLOYEE BENEFIT PLAN PAYMENTS                -           -           -           -                922,208              6,791,782
CORPORATE INCOME TAX PAYMENTS                 -           -           -           -                   -                    30,000
BANK FEES                                     -           -           -           -                 22,433                363,175
RETURN ITEMS                                  -           -           -           -                  7,260                520,370
MISCELLANEOUS                                 -           -           -           -                 21,733                 72,510
                                              -           -           -           -                   -                      -
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                    $  -        $  -        $  -        $  -             42,093,126          1,017,709,777
=================================================================================================================================

NET CASH FLOW                              $  -        $  -        $  -        $  -        $   (12,059,252)       $    13,764,294
=================================================================================================================================

CASH - END OF MONTH                        $  -        $  -        $  -        $  -        $   18,419,556         $    18,419,556
=================================================================================================================================



DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                        $ 42,093,126
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                       $ 20,234,102
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                     $       -
-------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $ 21,859,024
=======================================================================================================




10/25/02                          Page 3 of 35                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                        PAYROLL     PAYROLL    ACCTS PAY      AA         EL          EGR        GPT          BHM
                                      2176961189  1851132363  2176960694  2021061474  2021061375  2021061367  2021061383  2021061482

Cash - Beg                               $   -    $285,356.81    $   -       $   -       $   -       $   -       $   -       $   -
====================================================================================================================================
Receipts
Internal Transfers                           -      1,200,651        -           -           -           -           -           -
Interest Income                              -           -           -           -           -           -           -           -
Accounts Receivable -
  Credit/Collections                         -           -           -           -           -           -           -           -
Accounts Receivable - Lockbox                -           -           -           -           -           -           -           -
Retail Cash/Check Sales &
  J-Card Store Payments                      -           -           -           -           -           -           -           -
Asset Dispositions & Payments
  from Liquidators                           -           -           -           -           -           -           -           -
Revolver Borrowings - Fleet                  -           -           -           -           -           -           -           -
Return Items Redeposited                     -           -           -           -           -           -           -           -
Misc Deposits/Credits                        -           -           -           -           -           -           -           -
Bankcard Receipts                            -           -           -           -           -           -           -           -
Employee Benefit Plans -
  Payments from Providers                    -           -           -           -           -           -           -           -
Corporate Income Tax Refund                  -           -           -           -           -           -           -           -
------------------------------------------------------------------------------------------------------------------------------------
Total Receipts                           $   -    $ 1,200,651    $   -       $   -       $   -       $   -       $   -       $   -
====================================================================================================================================
Disbursements
Internal Transfers                           -           -           -           -           -           -           -           -
Electronic Payroll Tax/
  Withholding Payments                       -           -           -           -           -           -           -           -
Payroll                                      -      1,203,085        -           -                       -           -           -
Payments/Transfers to Liquidators            -           -           -           -           -           -           -           -
Vendor Payments                              -           -           -           -           -           -           -           -
Electronic Sales Tax Payments                -           -           -           -           -           -           -           -
Revolver Fees and Interest - Fleet           -           -           -           -           -           -           -           -
Receipts applied to Revolver
  Balance - Fleet                            -           -           -           -           -           -           -           -
Customer Refunds                             -           -           -           -           -           -           -           -
Employee Benefit Plan Payments               -           -           -           -           -           -           -           -
Corporate Income Tax Payments                -           -           -           -           -           -           -           -
Bank Fees                                    -           -           -           -           -           -           -           -
Return Items                                 -           -           -           -           -           -           -           -
Miscellaneous                                -            107        -           -           -           -           -           -
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                      $   -    $ 1,203,192    $   -       $   -       $   -       $   -       $   -       $   -
====================================================================================================================================
Net Cash Flow                            $   -    $    (2,541)   $   -       $   -       $   -       $   -       $   -       $   -
====================================================================================================================================
Cash End of Month                        $   -    $282,815.92    $   -       $   -       $   -       $   -       $   -       $   -
====================================================================================================================================


10/25/02                          Page 4 of 35                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

-------------------------------------------------------------------------------------------------------------------
                                                                  COMERICA BANK
-------------------------------------------------------------------------------------------------------------------
                                              ROCH                LIV               CO. INS              FLEX
                                           2021061425          2021061417          2176961197          1840425811

Cash - Beg                                    $   -               $   -               $   -            $ 2,294.87
===================================================================================================================
Receipts
Internal Transfers                                -                   -                   -                13,690
Interest Income                                   -                   -                   -                   -
Accounts Receivable -
  Credit/Collections                              -                   -                   -                   -
Accounts Receivable - Lockbox                     -                   -                   -                   -
Retail Cash/Check Sales & J-Card
  Store Payments                                  -                   -                   -                   -
Asset Dispositions & Payments from
  Liquidators                                     -                   -                   -                   -
Revolver Borrowings - Fleet                       -                   -                   -                   -
Return Items Redeposited                          -                   -                   -                   -
Misc Deposits/Credits                             -                   -                   -                   -
Bankcard Receipts                                 -                   -                   -                   -
Employee Benefit Plans - Payments
  from Providers                                  -                   -                   -                   -
Corporate Income Tax Refund                       -                   -                   -                   -
-------------------------------------------------------------------------------------------------------------------
Total Receipts                                $   -               $   -               $   -            $   13,690
===================================================================================================================
Disbursements
Internal Transfers                                -                   -                   -                   -
Electronic Payroll Tax /
  Withholding Payments                            -                   -                   -                   -
Payroll                                           -                   -                   -                   -
Payments/Transfers to Liquidators                 -                   -                   -                   -
Vendor Payments                                   -                   -                   -                   -
Electronic Sales Tax Payments                     -                   -                   -                   -
Revolver Fees and Interest - Fleet                -                   -                   -                   -
Receipts applied to Revolver Balance - Fleet      -                   -                   -                   -
Customer Refunds                                  -                   -                   -                   -
Employee Benefit Plan Payments                    -                   -                   -                13,371
Corporate Income Tax Payments                     -                   -                   -                   -
Bank Fees                                         -                   -                   -                   -
Return Items                                      -                   -                   -                   -
Miscellaneous                                     -                   -                   -                   -
-------------------------------------------------------------------------------------------------------------------
Total Disbursements                           $   -               $   -               $   -            $   13,371
===================================================================================================================
Net Cash Flow                                 $   -               $   -               $   -            $      319
===================================================================================================================
Cash End of Month                             $   -               $   -               $   -            $ 2,613.81
===================================================================================================================


-------------------------------------------------------------------------------------------------------------------
                                                                  COMERICA BANK
-------------------------------------------------------------------------------------------------------------------
                                             VEBA              CONCENTR.           FUNDING                A/R
                                          1840427643          1149003715          1850803196          1840422354

Cash - Beg                                $375,149.44          $ 1,459,843.14     $ 2,114,124.19      $    -
===============================================================================================================
Receipts
Internal Transfers                            657,303               6,370,000         11,050,000        106,598
Interest Income                                  -                       -                  -              -
Accounts Receivable -
  Credit/Collections                             -                       -                  -              -
Accounts Receivable - Lockbox                    -                  5,090,658               -              -
Retail Cash/Check Sales & J-Card
  Store Payments                                 -                       -                  -              -
Asset Dispositions & Payments from
  Liquidators                                    -                       -             3,627,605           -
Revolver Borrowings - Fleet                      -                       -                  -              -
Return Items Redeposited                         -                       -                  -              -
Misc Deposits/Credits                            -                     10,150               -              -
Bankcard Receipts                                -                       -                  -              -
Employee Benefit Plans - Payments
  from Providers                               38,137                    -                  -              -
Corporate Income Tax Refund                      -                       -                  -              -
---------------------------------------------------------------------------------------------------------------
Total Receipts                            $   695,440          $   11,470,808     $   14,677,605      $ 106,598
===============================================================================================================
Disbursements
Internal Transfers                               -                  3,878,885          6,230,612           -
Electronic Payroll Tax /
  Withholding Payments                           -                  2,024,506            303,639           -
Payroll                                          -                  2,456,509               -              -
Payments/Transfers to Liquidators                -                       -             5,999,117           -
Vendor Payments                                  -                  3,910,391            149,486           -
Electronic Sales Tax Payments                    -                       -             3,738,311           -
Revolver Fees and Interest - Fleet               -                       -                  -              -
Receipts applied to Revolver Balance -
  Fleet                                          -                       -                  -              -
Customer Refunds                                 -                       -                  -           106,598
Employee Benefit Plan Payments                908,836                    -                  -              -
Corporate Income Tax Payments                    -                       -                  -              -
Bank Fees                                        -                      9,689               -              -
Return Items                                     -                        600               -              -
Miscellaneous                                    -                      5,285                391           -
---------------------------------------------------------------------------------------------------------------
Total Disbursements                       $   908,836          $   12,285,866     $   16,421,555      $ 106,598
===============================================================================================================
Net Cash Flow                             $  (213,396)         $     (815,057)    $   (1,743,950)     $    -
===============================================================================================================
Cash End of Month                         $161,753.23          $   644,786.03     $   370,173.83      $    -
===============================================================================================================


10/25/02                          Page 5 of 35                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               REFUND           COLLATERAL         P/C - 020           P/C - 080
                                             1850553791         1851359800        1181109594          1076138500

Cash - Beg                                   $    -            $ 273,136.65          $  -                $  -
================================================================================================================
Receipts
Internal Transfers                             456,293                 -                -                   -
Interest Income                                   -                    -                -                   -
Accounts Receivable -                             -                    -                -                   -
Credit/Collections
Accounts Receivable - Lockbox                     -                    -                -                   -
Retail Cash/Check Sales & J-Card                  -                    -                -                   -
Store Payments
Asset Dispositions & Payments from                -                    -                -                   -
Liquidators
Revolver Borrowings - Fleet                       -                    -                -                   -
Return Items Redeposited                          -                    -                -                   -
Misc Deposits/Credits                             -                 388,940             -                   -
Bankcard Receipts                                 -                    -                -                   -
Employee Benefit Plans - Payments                 -                    -                -                   -
from Providers
Corporate Income Tax Refund                       -                    -                -                   -
----------------------------------------------------------------------------------------------------------------
Total Receipts                               $ 456,293         $ 388,939.80          $  -                $  -
================================================================================================================
Disbursements
Internal Transfers                                -                 520,000             -                   -
Electronic Payroll Tax / Withholding              -                    -                -                   -
Payments
Payroll                                           -                    -                -                   -
Payments/Transfers to Liquidators                 -                    -                -                   -
Vendor Payments                                   -                    -                -                   -
Electronic Sales Tax Payments                     -                    -                -                   -
Revolver Fees and Interest - Fleet                -                    -                -                   -
Receipts applied to Revolver Balance              -                    -                -                   -
- Fleet
Customer Refunds                               456,293                 -                -                   -
Employee Benefit Plan Payments                    -                    -                -                   -
Corporate Income Tax Payments                     -                    -                -                   -
Bank Fees                                         -                   5,764             -                   -
Return Items                                      -                   6,660             -                   -
Miscellaneous                                     -                   2,822             -                   -
----------------------------------------------------------------------------------------------------------------
Total Disbursements                          $ 456,293         $    535,246          $  -                $  -
================================================================================================================
Net Cash Flow                                $    -            $   (146,306)         $  -                $  -
================================================================================================================
Cash End of Month                            $    -            $ 126,830.20          $  -                $  -
================================================================================================================


                                              P/C - 120        P/C - 130              TOL                 COL
                                             1081001909        1129009476         01891045655         01891046421
Cash - Beg                                      $  -              $  -                $  -               $  -
================================================================================================================
Receipts
Internal Transfers                                 -                 -                   -                  -
Interest Income                                    -                 -                   -                  -
Accounts Receivable -                              -                 -                   -                  -
Credit/Collections
Accounts Receivable - Lockbox                      -                 -                   -                  -
Retail Cash/Check Sales & J-Card                   -                 -                   -                  -
Store Payments
Asset Dispositions & Payments from                 -                 -                   -                  -
Liquidators
Revolver Borrowings - Fleet                        -                 -                   -                  -
Return Items Redeposited                           -                 -                   -                  -
Misc Deposits/Credits                              -                 -                   -                  -
Bankcard Receipts                                  -                 -                   -                  -
Employee Benefit Plans - Payments                  -                 -                   -                  -
from Providers
Corporate Income Tax Refund                        -                 -                   -                  -
----------------------------------------------------------------------------------------------------------------
Total Receipts                                  $  -              $  -                $  -               $  -
================================================================================================================
Disbursements
Internal Transfers                                 -                 -                   -                  -
Electronic Payroll Tax / Withholding               -                 -                   -                  -
Payments
Payroll                                            -                 -                   -                  -
Payments/Transfers to Liquidators                  -                 -                   -                  -
Vendor Payments                                    -                 -                   -                  -
Electronic Sales Tax Payments                      -                 -                   -                  -
Revolver Fees and Interest - Fleet                 -                 -                   -                  -
Receipts applied to Revolver Balance               -                 -                   -                  -
- Fleet
Customer Refunds                                   -                 -                   -                  -
Employee Benefit Plan Payments                     -                 -                   -                  -
Corporate Income Tax Payments                      -                 -                   -                  -
Bank Fees                                          -                 -                   -                  -
Return Items                                       -                 -                   -                  -
Miscellaneous                                      -                 -                   -                  -
----------------------------------------------------------------------------------------------------------------
Total Disbursements                             $  -              $  -                $  -               $  -
================================================================================================================
Net Cash Flow                                   $  -              $  -                $  -               $  -
================================================================================================================
Cash End of Month                               $  -              $  -                $  -               $  -
================================================================================================================



10/25/02                          Page 6 of 35                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A



                                                 HUNTINGTON BANK                                                PNC BANK
                                    IND       P/C - 200    P/C - 210      P/C - 510   L/C'S        OHIO W/C    LOUISVILLE P/C - 520
                                 01551717485  01891044944  01891044960  01551719425  01891312760  01280015979  3101323814 3101323822
                                 ---------------------------------------------------------------------------------------------------
Cash - Beg                       $    153.30  $         -  $         -  $    844.70  $         -  $         -  $        - $        -
                                 ===================================================================================================
Receipts
Internal Transfers                       318            -            -            -            -            -           -          -
Interest Income                            -            -            -            -            -            -           -          -
Accounts Receivable -
   Credit/Collections                      -            -            -            -            -            -           -          -
Accounts Receivable - Lockbox              -            -            -            -            -            -           -          -
Retail Cash/Check Sales & J-Card
   Store Payments                          -            -            -            -            -            -           -          -
Asset Dispositions & Payments
   from Liquidators                        -            -            -            -            -            -           -          -
Revolver Borrowings - Fleet                -            -            -            -            -            -           -          -
Return Items Redeposited                   -            -            -            -            -            -           -          -
Misc Deposits/Credits                      -            -            -            -            -            -           -          -
Bankcard Receipts                          -            -            -            -            -            -           -          -
Employee Benefit Plans -
   Payments from Providers                 -            -            -            -            -            -           -          -
Corporate Income Tax Refund                -            -            -            -            -            -           -          -
                                 ---------------------------------------------------------------------------------------------------
Total Receipts                   $       318  $         -  $         -  $         -  $         -  $         -  $        - $        -
                                 ===================================================================================================
Disbursements
Internal Transfers                         -            -            -          318            -            -           -          -
Electronic Payroll Tax /
   Withholding Payments                    -            -            -            -            -            -           -          -
Payroll                                    -            -            -            -            -            -           -          -
Payments/Transfers to Liquidators          -            -            -            -            -            -           -          -
Vendor Payments                            -            -            -            -            -            -           -          -
Electronic Sales Tax Payments              -            -            -            -            -            -           -          -
Revolver Fees and Interest -
   Fleet                                   -            -            -            -            -            -           -          -
Receipts applied to Revolver
   Balance - Fleet                         -            -            -            -            -            -           -          -
Customer Refunds                           -            -            -            -            -            -           -          -
Employee Benefit Plan Payments             -            -            -            -            -            -           -          -
Corporate Income Tax Payments              -            -            -            -            -            -           -          -
Bank Fees                                471            -            -            -            -            -           -          -
Return Items                               -            -            -            -            -            -           -          -
Miscellaneous                              -            -            -          527            -            -           -          -
                                 ---------------------------------------------------------------------------------------------------
Total Disbursements              $       471  $         -  $         -  $       845  $         -  $         -  $        - $        -
                                 ===================================================================================================
Net Cash Flow                    $      (153) $         -  $         -  $      (845) $         -  $         -  $        - $        -
                                 ===================================================================================================
Cash End of Month                $         -  $         -  $         -  $         -  $         -  $         -  $        - $        -
                                 ===================================================================================================


10/25/02                          Page 7 of 35                     Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                          COMMERCE BANK           CITIZENS BANK    FIFTH THIRD  BANK ONE
                                    ----------------------------------------------------------------------------------------------
                                       KANSAS     P/C - 530  P/C - 040   P/C - 060  P/C - 051   P/C - 070    MASTER      PAYROLL
                                     00002804627 0002804571  0000404892  0000341673 0002387763  006503434    2912136     2912149
                                    ----------------------------------------------------------------------------------------------

Cash - Beg                          $        -  $        -  $ 1,647.52  $        -  $        -  $       - $ 10,953.54 $ 230,010.95
                                    ==============================================================================================
Receipts
Internal Transfers                           -           -           -           -           -          -           -      398,282
Interest Income                              -           -           -           -           -          -           -            -
Accounts Receivable -
   Credit/Collections                        -           -           -           -           -          -           -            -
Accounts Receivable - Lockbox                -           -           -           -           -          -           -            -
Retail Cash/Check Sales & J-Card
   Store Payments                            -           -           -           -           -          -           -            -
Asset Dispositions & Payments from
   Liquidators                               -           -           -           -           -          -           -            -
Revolver Borrowings - Fleet                  -           -           -           -           -          -           -            -
Return Items Redeposited                     -           -           -           -           -          -           -            -
Misc Deposits/Credits                        -           -           -           -           -          -           -          322
Bankcard Receipts                            -           -           -           -           -          -           -            -
Employee Benefit Plans - Payments
   from Providers                            -           -           -           -           -          -           -            -
Corporate Income Tax Refund                  -           -           -           -           -          -           -            -
                                    ----------------------------------------------------------------------------------------------
Total Receipts                      $        -  $        -  $        -  $        -  $        -  $       -  $        - $    398,604
                                    ==============================================================================================
Disbursements
Internal Transfers                           -           -           -           -           -          -           -            -
Electronic Payroll Tax / Withholding
   Payments                                  -           -           -           -           -          -           -            -
Payroll                                      -           -           -           -           -          -           -      537,455
Payments/Transfers to Liquidators            -           -           -           -           -          -           -            -
Vendor Payments                              -           -           -           -           -          -           -            -
Electronic Sales Tax Payments                -           -           -           -           -          -           -            -
Revolver Fees and Interest - Fleet           -           -           -           -           -          -           -            -
Receipts applied to Revolver Balance
   - Fleet                                   -           -           -           -           -          -           -            -
Customer Refunds                             -           -           -           -           -          -           -            -
Employee Benefit Plan Payments               -           -           -           -           -          -           -            -
Corporate Income Tax Payments                -           -           -           -           -          -           -            -
Bank Fees                                    -           -           -           -           -          -           -        1,846
Return Items                                 -           -           -           -           -          -           -            -
Miscellaneous                                -           -       1,648           -           -          -      10,954            -
                                    ----------------------------------------------------------------------------------------------
Total Disbursements                 $        -  $        -  $    1,648  $        -  $        -  $       - $    10,954 $    539,301
                                    ==============================================================================================
Net Cash Flow                       $        -  $        -  $   (1,648) $        -  $        -  $       - $   (10,954)$   (140,697)
                                    ==============================================================================================
Cash End of Month                   $        -  $        -  $        -  $        -  $        -  $       - $         - $  89,314.09
                                    ==============================================================================================

10/25/02                          Page 8 of 35                      Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                    ---------------------------------------------------------------------------------------
                                                                                  FIRST UNION BANK
                                    ---------------------------------------------------------------------------------------
                                    P/C - 310   P/C - 320   P/C - 330   P/C - 340 P/C - 350 P/C - 360  P/C - 370  P/C - 380
                                     2912592     2912615     2912550     2912576   2912589   2912521    2912534     2912547
                                    ---------------------------------------------------------------------------------------
Cash - Beg                           $382.09     $682.00     $491.28     $409.50      $ -     $  -      $488.01     $311.17
                                    =======================================================================================
Receipts
Internal Transfers                       -           -           -           -          -        -            -           -
Interest Income                          -           -           -           -          -        -            -           -
Accounts Receivable -
   Credit/Collections                    -           -           -           -          -        -            -           -
Accounts Receivable - Lockbox            -           -           -           -          -        -            -           -
Retail Cash/Check Sales & J-Card
   Store Payments                        -           -           -           -          -        -            -           -
Asset Dispositions & Payments from
   Liquidators                           -           -           -           -          -        -            -           -
Revolver Borrowings - Fleet              -           -           -           -          -        -            -           -
Return Items Redeposited                 -           -           -           -          -        -            -           -
Misc Deposits/Credits                    -           -           -           -          -        -            -           -
Bankcard Receipts                        -           -           -           -          -        -            -           -
Employee Benefit Plans - Payments
   from Providers                        -           -           -           -          -        -            -           -
Corporate Income Tax Refund              -           -           -           -          -        -            -           -
                                    ---------------------------------------------------------------------------------------
Total Receipts                       $   -       $   -       $   -       $   -        $ -     $  -      $     -     $     -
                                    =======================================================================================
Disbursements
Internal Transfers                     382         682         491         410          -        -          488         311
Electronic Payroll Tax /
   Withholding Payments                  -           -           -           -          -        -            -           -
Payroll                                  -           -           -           -          -        -            -           -
Payments/Transfers to Liquidators        -           -           -           -          -        -            -           -
Vendor Payments                          -           -           -           -          -        -            -           -
Electronic Sales Tax Payments            -           -           -           -          -        -            -           -
Revolver Fees and Interest - Fleet       -           -           -           -          -        -            -           -
Receipts applied to Revolver
   Balance - Fleet                       -           -           -           -          -        -            -           -
Customer Refunds                         -           -           -           -          -        -            -           -
Employee Benefit Plan Payments           -           -           -           -          -        -            -           -
Corporate Income Tax Payments            -           -           -           -          -        -            -           -
Bank Fees                                -           -           -           -          -        -            -           -
Return Items                             -           -           -           -          -        -            -           -
Miscellaneous                            -           -           -           -          -        -            -           -
                                    ---------------------------------------------------------------------------------------
Total Disbursements                  $ 382       $ 682       $ 491       $ 410        $ -     $  -      $   488     $   311
                                    =======================================================================================
Net Cash Flow                        $(382)      $(682)      $(491)      $(410)       $ -     $  -      $  (488)    $  (311)
                                    =======================================================================================
Cash End of Month                    $   -       $   -       $   -       $   -        $ -     $  -      $     -     $     -
                                    =======================================================================================



10/25/02                      Page 9 of 35                          Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                        -------------------------------------------------------------------------------------------
                                                                                                 FLEET BANK
                                        ---------------------------------------------------------------------------
                                        P/C - 399 P/C - 410  P/C - 420     P/C - 430       CUSTOMER      REVOLVER     CURRENT MONTH
                                         2912628   2912602    2912563       2912518        9419400055   9428428068        ACTUAL
                                        -------------------------------------------------------------------------------------------
Cash - Beg                              $ 443.60       $ -   $  596.74      $482.95    $25,721,006.05     $   -      $30,478,808.50
                                        ===========================================================================================
Receipts
Internal Transfers                             -         -           -          -                   -         -          20,253,137
Interest Income                                -         -           -          -              15,893         -              15,893
Accounts Receivable - Credit/Collections       -         -           -          -                   -         -                   -
Accounts Receivable - Lockbox                  -         -           -          -                   -         -           5,090,658
Retail Cash/Check Sales & J-Card Store
   Payments                                    -         -           -          -                   -         -                   -
Asset Dispositions & Payments from
   Liquidators                                 -         -           -          -                   -         -           3,627,605
Revolver Borrowings - Fleet                    -         -           -          -                   -         -                   -
Return Items Redeposited                       -         -           -          -                   -         -                   -
Misc Deposits/Credits                          -         -           -          -             619,704         -           1,019,115
Bankcard Receipts                              -         -           -          -             (10,671)        -             (10,671)
Employee Benefit Plans - Payments from
   Providers                                   -         -           -          -                   -         -              38,137
Corporate Income Tax Refund                    -         -           -          -                   -         -                   -
                                        -------------------------------------------------------------------------------------------
Total Receipts                          $      -       $ -    $      -      $   -      $      624,925     $   -      $   30,033,873
                                        ===========================================================================================
Disbursements
Internal Transfers                           444         -         597        483           9,600,000         -          20,234,102
Electronic Payroll Tax / Withholding
   Payments                                    -         -           -          -                   -         -           2,328,145
Payroll                                        -         -           -          -                   -         -           4,197,049
Payments/Transfers to Liquidators              -         -           -          -                   -         -           5,999,117
Vendor Payments                                -         -           -          -                   -         -           4,059,877
Electronic Sales Tax Payments                  -         -           -          -                   -         -           3,738,311
Revolver Fees and Interest - Fleet             -         -           -          -                   -         -                   -
Receipts applied to Revolver Balance -
   Fleet                                       -         -           -          -                   -         -                   -
Customer Refunds                               -         -           -          -                   -         -             562,892
Employee Benefit Plan Payments                 -         -           -          -                   -         -             922,208
Corporate Income Tax Payments                  -         -           -          -                   -         -                   -
Bank Fees                                      -         -           -          -               4,662         -              22,433
Return Items                                   -         -           -          -                   -         -               7,260
Miscellaneous                                  -         -           -          -                   -         -              21,733
                                        -------------------------------------------------------------------------------------------
Total Disbursements                     $    444       $ -   $     597      $ 483      $    9,604,662     $   -      $   42,093,126
                                        ===========================================================================================
Net Cash Flow                           $   (444)      $ -   $    (597)     $(483)     $   (8,979,737)   $    -      $  (12,059,252)
                                        ===========================================================================================
Cash End of Month                       $      -       $ -   $       -      $   -      $16,741,268.97    $    -      $18,419,556.08
                                        ===========================================================================================



10/25/02                        Page 10 of 35                       Form MOR - 2

SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET

Total Cash Per Schedule A TOTAL (previous page):                                                             $  18,419,556

Less: Reconciling items/entries needed per Bank                                                                   (797,936)
Recs**

Add: Bank Overdraft Reclass Entry                                                                                        -

Add: Cash Funds not included in Bank Account
Schedule
0001-901-XXX                    Petty Cash not in bank acct schedule                    3,500
0001-903-XXX                    Store Till Funds not in bank acct schedule                -
0001-912-XXX                    Discover Cards                                            -
0001-913-XXX                    American Express                                          -
0001-995-XXX                    Visa/MC                                                   -
                                                                                       -------                       3,500

Miscellaneous adjustment - Petty Cash Checking accounts - Closed accounts with                                           -
negative book balances

Rounding adjustment                                                                                                   (120)
                                                                                                             -------------
Total Cash Per Balance Sheet                                                                                 $  17,625,000
                                                                                                             =============


** This includes all "Bank Rec_Sch.B" tab reconciling items


10/25/02                      Page 11 of 35                         Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                              BANK RECONCILIATION


JACOBSON STORES, INC.

                                                               BANK ACCOUNTS
-------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $            -        $        -        $          -      $        -
=======================================================================================================


Bank Balance                 SEE ATTACHED SCHEDULE B                            -               -

Plus: Deposits In Transit                 -                 -                   -               -

Less: Outstanding Checks                  -                 -                   -               -

Other                                     -                 -                   -               -
-------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE        $            -        $        -        $          -      $        -
=======================================================================================================



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



10/25/02                     Page 12 of 35              Form MOR - 2 (continued)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                          PAYROLL      PAYROLL       ACCTS PAY      AA           EL           EGR          GPT
                                         2176961189   1851132363     2176960694  2021061474  2021061375    2021061367   2021061383
Balance Per Books                         $    -      $3,329.63      $     -     $      -     $     -       $     -       $   -
===================================================================================================================================
Bank Balance                                   -        282,816            -            -           -             -           -
Plus: Deposits in Transit - Booked
  Not Banked                                   -              -            -            -           -             -           -
Less: Outstanding Checks/Wire
  Transfers                                    -       (425,689)           -            -           -             -           -
Less: Outstanding Internal Transfers           -        139,361            -            -           -             -           -
Less: Deposits in Transit - Banked
  not Booked                                   -              -            -            -           -             -           -
Misposted Entries                              -              -            -            -           -             -           -
Checks issued not on Books                     -              -            -            -           -             -           -
Interest Income not on Books                   -              -            -            -           -             -           -
Return of Direct Deposit Funds not on
  Books                                        -              -            -            -           -             -           -
Checks Cleared not O/S on Books                -              -            -            -           -             -           -
Overdraft Charges not on Books                 -              -            -            -           -             -           -
Returned Items                                 -              -            -            -           -             -           -
Interest Expense not on Books                  -              -            -            -           -             -           -
Bank Fees/Debits not on Books                  -              -            -            -           -             -           -
Misc Deposit/Credit not on Books               -              -            -            -           -             -           -
Bankcard Fees not on Books                     -              -            -            -           -             -           -
Bankcard Debits on Books not Bank              -              -            -            -           -             -           -
Misc variance                                  -          6,842            -            -           -             -           -
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     $    -      $3,329.63      $     -     $      -     $     -       $     -       $   -
===================================================================================================================================


10/25/02                       Page 13 of 35                        Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                        COMERICA BANK
-----------------------------------------------------------------------------------------------------------------------------------
                                            BHM       ROCH       LIV        CO. INS        FLEX          VEBA        CONCENTR.
                                       2021061482  2021061425  2021061417  2176961197   1840425811    1840427643    1149003715
Balance Per Books                           $ -      $   -      $  -      $     -      $  (5,018.58)   $119,262.16  $214,472.20
===================================================================================================================================
Bank Balance                                  -          -         -            -             2,614        161,753      644,786
Plus: Deposits in Transit - Booked
  Not Banked                                  -          -         -            -              -            10,259      182,623
Less: Outstanding Checks/Wire
  Transfers                                   -          -         -            -            (7,632)      (166,234)    (958,618)
Less: Outstanding Internal Transfers          -          -         -            -              -           109,332      585,530
Less: Deposits in Transit - Banked
  not Booked                                  -          -         -            -              -              -        (214,864)
Misposted Entries                             -          -         -            -              -              -              -
Checks issued not on Books                    -          -         -            -              -              -              -
Interest Income not on Books                  -          -         -            -              -              -              -
Return of Direct Deposit Funds not on
  Books                                       -          -         -            -              -              -              -
Checks Cleared not O/S on Books               -          -         -            -              -              -              -
Overdraft Charges not on Books                -          -         -            -              -              -              -
Returned Items                                -          -         -            -              -              -              -
Interest Expense not on Books                 -          -         -            -              -              -              -
Bank Fees/Debits not on Books                 -          -         -            -              -              -              -
Misc Deposit/Credit not on Books              -          -         -            -              -              -          (9,089)
Bankcard Fees not on Books                    -          -         -            -              -              -              -
Bankcard Debits on Books not Bank             -          -         -            -              -              -              -
Misc variance                                 -          -         -            -              -             4,152      (15,895)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       $ -      $   -      $  -      $     -      $  (5,018.58)   $119,262.16  $214,472.20
===================================================================================================================================


10/25/02                        Page 14 of 35                       Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                           FUNDING          A/R         REFUND      COLLATERAL    P/C - 020   P/C - 080   P/C - 120
                                          1850803196    1840422354    1850553791    1851359800    1181109594  1076138500  1081001909
Balance Per Books                        $428,537.23    $(33,447.54) $(113,411.35)  $411,232.94       $ -      $  -        $  -
===================================================================================================================================
Bank Balance                                 370,174              -             -       126,830         -         -           -
Plus: Deposits in Transit - Booked         1,397,602              -             -       413,921         -         -           -
  Not Banked
Less: Outstanding Checks/Wire Transfers     (439,210)       (35,613)     (161,668)            -         -         -           -
Less: Outstanding Internal Transfers        (900,000)         2,410        46,919      (125,000)        -         -           -
Less: Deposits in Transit - Banked not
  Booked                                           -              -             -       (15,950)        -         -           -
Misposted Entries                                  -              -             -             -         -         -           -
Checks issued not on Books                         -              -             -             -         -         -           -
Interest Income not on Books                       -              -             -             -         -         -           -
Return of Direct Deposit Funds not on
  Books                                            -              -             -             -         -         -           -
Checks Cleared not O/S on Books                    -              -           240             -         -         -           -
Overdraft Charges not on Books                     -              -             -             -         -         -           -
Returned Items                                     -              -             -         7,919         -         -           -
Interest Expense not on Books                      -              -             -             -         -         -           -
Bank Fees/Debits not on Books                      -            149             -         3,682         -         -           -
Misc Deposit/Credit not on Books                   -              -             -             -         -         -           -
Bankcard Fees not on Books                         -              -             -             -         -         -           -
Bankcard Debits on Books not Bank                  -              -             -             -         -         -           -
Misc variance                                    (29)          (392)        1,098          (169)        -         -           -
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                    $428,537.23    $(33,447.54) $(113,411.35)  $411,232.94       $ -      $  -        $  -
===================================================================================================================================


10/25/02                       Page 15 of 35                        Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                   HUNTINGTON BANK
-----------------------------------------------------------------------------------------------------------------------------------
                                        P/C - 130       TOL           COL           IND        P/C - 200     P/C - 210   P/C - 510
                                       1129009476   01891045655   01891046421   01551717485   01891044944  01891044960  01551719425
Balance Per Books                          $ -        $   -        $   -        $   318.18       $  -        $   -        $  -

Bank Balance                                 -            -            -              -             -            -           -
Plus: Deposits in Transit - Booked Not
  Banked                                     -            -            -              -             -            -           -
Less: Outstanding Checks/Wire Transfers      -            -            -              -             -            -           -
Less: Outstanding Internal Transfers         -            -            -               318          -            -           -
Less: Deposits in Transit - Banked not
  Booked                                     -            -            -              -             -            -           -
Misposted Entries                            -            -            -              -             -            -           -
Checks issued not on Books                   -            -            -              -             -            -           -
Interest Income not on Books                 -            -            -              -             -            -           -
Return of Direct Deposit Funds not on
  Books                                      -            -            -              -             -            -           -
Checks Cleared not O/S on Books              -            -            -              -             -            -           -
Overdraft Charges not on Books               -            -            -              -             -            -           -
Returned Items                               -            -            -              -             -            -           -
Interest Expense not on Books                -            -            -              -             -            -           -
Bank Fees/Debits not on Books                -            -            -              -             -            -           -
Misc Deposit/Credit not on Books             -            -            -              -             -            -           -
Bankcard Fees not on Books                   -            -            -              -             -            -           -
Bankcard Debits on Books not Bank            -            -            -              -             -            -           -
Misc variance                                -            -            -              -             -            -           -
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      $ -        $   -        $   -        $   318.18       $  -        $   -        $  -
===================================================================================================================================


10/25/02                      Page 16 of 35                         Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                              PNC BANK             COMMERCE BANK     CITIZENS BANK
-----------------------------------------------------------------------------------------------------------------------------------
                                            L/C'S       OHIO W/C     LOUISVILLE     P/C - 520    KANSAS    P/C - 530   P/C - 040
                                        01891312760    01280015979   3101323814     3101323822   2804627    2804571     404892
Balance Per Books                          $   -         $  -         $   -            $  -      $  -         $  -      $  -
===================================================================================================================================
Bank Balance                                   -            -             -               -         -            -         -
Plus: Deposits in Transit - Booked Not
  Banked                                       -            -             -               -         -            -         -
Less: Outstanding Checks/Wire Transfers        -            -             -               -         -            -         -
Less: Outstanding Internal Transfers           -            -             -               -         -            -         -
Less: Deposits in Transit - Banked not
  Booked                                       -            -             -               -         -            -         -
Misposted Entries                              -            -             -               -         -            -         -
Checks issued not on Books                     -            -             -               -         -            -         -
Interest Income not on Books
  Books                                        -            -             -               -         -            -         -
Checks Cleared not O/S on Books                -            -             -               -         -            -         -
Overdraft Charges not on Books                 -            -             -               -         -            -         -
Returned Items                                 -            -             -               -         -            -         -
Interest Expense not on Books                  -            -             -               -         -            -         -
Bank Fees/Debits not on Books                  -            -             -               -         -            -         -
Misc Deposit/Credit not on Books               -            -             -               -         -            -         -
Bankcard Fees not on Books                     -            -             -               -         -            -         -
Bankcard Debits on Books not Bank              -            -             -               -         -            -         -
Misc variance                                  -            -             -               -         -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      $   -         $  -         $   -            $  -      $  -         $  -      $  -
===================================================================================================================================


10/25/02                      Page 17 of 35                         Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                             CITIZENS BANK   FIFTH THIRD  BANK ONE
-----------------------------------------------------------------------------------------------------------------------------------
                                               P/C - 060     P/C - 051   P/C - 070   MASTER      PAYROLL     P/C - 310  P/C - 320
                                                341673      0002387763   006503434   2912136     2912149      2912592    2912615
-----------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                               $   -         $  -         $ -      $   0.01   $(2,486.65)      $ -      $  -
===================================================================================================================================
Bank Balance                                        -            -           -          -          89,314         -         -
Plus: Deposits in Transit - Booked Not
  Banked                                            -            -           -          -            -            -         -
Less: Outstanding Checks/Wire Transfers             -            -           -          -         (95,724)        -         -
Less: Outstanding Internal Transfers                -            -           -          -            -            -         -
Less: Deposits in Transit - Banked not
  Booked                                            -            -           -          -            -            -         -
Misposted Entries                                   -            -           -          -            -            -         -
Checks issued not on Books                          -            -           -          -            -            -         -
Interest Income not on Books                        -            -           -          -            -            -         -
Return of Direct Deposit Funds not on
  Books                                             -            -           -          -            -            -         -
Checks Cleared not O/S on Books                     -            -           -          -            -            -         -
Overdraft Charges not on Books                      -            -           -          -            -            -         -
Returned Items                                      -            -           -          -            -            -         -
Interest Expense not on Books                       -            -           -          -            -            -         -
Bank Fees/Debits not on Books                       -            -           -          -           1,846         -         -
Misc Deposit/Credit not on Books                    -            -           -          -            (322)        -         -
Bankcard Fees not on Books                          -            -           -          -            -            -         -
Bankcard Debits on Books not Bank                   -            -           -          -            -            -         -
Misc variance                                       -            -           -             0        2,399         -         -
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                           $   -         $  -         $ -      $   0.01   $(2,486.65)      $ -      $  -
===================================================================================================================================


10/25/02                      Page 18 of 35                         Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                       ---------------------------------------------------------------------------------------------
                                                                        FIRST UNION BANK
                                       ---------------------------------------------------------------------------------------------
                                        P/C - 330  P/C - 340  P/C - 350  P/C - 360 P/C - 370  P/C - 380   P/C - 399    P/C - 410
                                        2912550     2912576     2912589   2912521   2912534    2912547     2912628      2912602
------------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                       $  -       $  -       $ -         $  -       $ -        $  -        $  -         $  -
------------------------------------------------------------------------------------------------------------------------------------
Bank Balance                               -          -         -            -         -           -           -            -
Plus: Deposits in Transit - Booked Not
  Banked                                   -          -         -            -         -           -           -            -
Less: Outstanding Checks/Wire Transfers    -          -         -            -         -           -           -            -
Less: Outstanding Internal Transfers       -          -         -            -         -           -           -            -
Less: Deposits in Transit - Banked not
  Booked                                   -          -         -            -         -           -           -            -
Misposted Entries                          -          -         -            -         -           -           -            -
Checks issued not on Books                 -          -         -            -         -           -           -            -
Interest Income not on Books               -          -         -            -         -           -           -            -
Return of Direct Deposit Funds not on
  Books                                    -          -         -            -         -           -           -            -
Checks Cleared not O/S on Books            -          -         -            -         -           -           -            -
Overdraft Charges not on Books             -          -         -            -         -           -           -            -
Returned Items                             -          -         -            -         -           -           -            -
Interest Expense not on Books              -          -         -            -         -           -           -            -
Bank Fees/Debits not on Books              -          -         -            -         -           -           -            -
Misc Deposit/Credit not on Books           -          -         -            -         -           -           -            -
Bankcard Fees not on Books                 -          -         -            -         -           -           -            -
Bankcard Debits on Books not Bank          -          -         -            -         -           -           -            -
Misc variance                              -          -         -            -         -           -           -            -
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $  -       $  -       $ -         $  -       $ -        $  -        $  -         $  -
====================================================================================================================================

10/25/02                          Page 19 of 35                     Form MOR - 2

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                           -----------------------------------------------------------------------------------------
                                                                               FLEET BANK                        TOTAL
                                           -----------------------------------------------------------------------------------------
                                            P/C - 420         P/C - 430     CUSTOMER       REVOLVER
                                             2912563           2912518      9419400055     9428428068
                                           -----------------------------------------------------------------------------------------
Balance Per Books                             $  -              $   -      $16,598,831.76      $ -          $17,621,619.99
------------------------------------------------------------------------------------------------------------------------------------
Bank Balance                                     -                  -       16,741,269           -           18,419,556.08
Plus: Deposits in Transit - Booked Not
  Banked                                         -                  -                -           -             2,004,405
Less: Outstanding Checks/Wire Transfers          -                  -                -           -            (2,290,388)
Less: Outstanding Internal Transfers             -                  -                -           -              (141,131)
Less: Deposits in Transit - Banked not
  Booked                                         -                  -                -           -              (230,815)
Misposted Entries                                -                  -                -           -                     -
Checks issued not on Books                       -                  -                -           -                     -
Interest Income not on Books                     -                  -                -           -                     -
Return of Direct Deposit Funds not on
  Books                                          -                  -                -           -                     -
Checks Cleared not O/S on Books                  -                  -                -           -                   240
Overdraft Charges not on Books                   -                  -                -           -                     -
Returned Items                                   -                  -                -           -                 7,919
Interest Expense not on Books                    -                  -                -           -                     -
Bank Fees/Debits not on Books                    -                  -                -           -                 5,677
Misc Deposit/Credit not on Books                 -                  -            1,737           -                (7,674)
Bankcard Fees not on Books                       -                  -           10,671           -                10,671
Bankcard Debits on Books not Bank                -                  -                -           -                     -
Misc variance                                    -                  -         (154,845)          -              (156,841)
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                         $  -              $   -      $16,598,831.76      $ -          $ 17,621,619.99
====================================================================================================================================

10/25/02                          Page 20 of 35                     Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                                                                 Cumulative
                                                                                               Filing to date
                                                                            September              Totals
                                                                            ---------              ------
Net Sales                                                                  $         -            $ 155,128

Cost of Goods Sold                                                                   -             (110,796)
                                                                           -----------            ---------
Gross Profit                                                                         -               44,332

Operating Expenses                                                              (4,908)             (71,805)
                                                                           -----------            ---------
Operating Income / (Loss)                                                       (4,908)             (27,473)

Interest Income / (Expense), net                                                    56               (2,301)

Other Income / (Expense)                                                         1,653              (43,543)
                                                                           -----------            ---------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                           (3,199)             (73,317)

Reorganization / Liquidation Expenses - (incl. Professional Fees)                 (782)             (13,587)

Income Taxes - Benefit / (Expense)                                                   -                  521
                                                                           --------------------------------
Net Income / (Loss)                                                        $    (3,981)           $ (86,383)
                                                                           ================================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).


10/25/02                         Page 21 of 35                      Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                                BALANCE SHEET **
                             (dollars in thousands)

                             ASSETS

CURRENT ASSETS:
---------------
CASH AND CASH EQUIVALENTS                                                  $ 17,625
ACCOUNTS RECEIVABLE, NET                                                          0
DUE FROM VENDORS                                                              4,625
INTERCOMPANY RECEIVABLE                                                           0
INVENTORIES                                                                       0
DEFERRED FINANCING                                                                0
OTHER PREPAIDS                                                                1,048
REFUNDABLE TAXES                                                                722
                                                                           --------
                                                     SUBTOTAL                24,020

TOTAL P, P & E:                                                              57,779
LESS: ACCUMULATED DEPR.                                                     (31,490)
                                                                           --------
                             PROPERTY, PLANT & EQUIPMENT, NET                26,289

OTHER ASSETS:
LIFE INSURANCE - CSV                                                            525
EQUITY IN SUBS                                                                2,100
PREPAID PENSION                                                                   0
OTHER                                                                         1,813
                                                                           --------
                                                     SUBTOTAL                 4,438
                                                                           --------
TOTAL ASSETS                                                               $ 54,747
                                                                           ========

10/25/02                         Page 22 of 35                      Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                                BALANCE SHEET **
                             (dollars in thousands)

                       LIABILITIES & STOCKHOLDERS' EQUITY
                              CURRENT LIABILITIES

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                                        $   3,477
AMOUNTS DUE TO INSIDERS                                                         0
ACCRUED PAYROLL                                                               256
ACCRUED PROPERTY TAXES                                                      2,978
ACCRUED PAYROLL TAXES                                                          80
ACCRUED STATE INCOME TAXES                                                    456
ACCRUED SALES & USE TAXES                                                     165
ACCRUED INTEREST                                                                0
ACCRUED PROFESSIONAL FEES                                                   1,471
ACCRUED RENT/LEASE                                                            458
RESTRUCTURING / STORE CLOSING RESERVE                                      12,595
ACCRUED OTHER                                                               5,947
                                                                        ---------
                                            SUBTOTAL                       27,883

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                                        0
INTERCOMPANY LIABILITIES                                                   53,870
DEFERRED RENT                                                                   0
BANK FLOAT / OVERDRAFTS                                                         0
OTHER LIABILITIES                                                               0
                                                                        ---------
                                            SUBTOTAL                       53,870
                                                                        ---------
TOTAL CURRENT POST-PETITION LIABILITIES                                    81,753

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                           41,280
ACCRUED GOM CAPITAL LEASE OBLIGATION                                            0
ACCRUED VACATION                                                              534
ACCRUED WORKERS COMPENSATION                                                2,216
ACCRUED INTEREST                                                            1,079
ACCRUED PROPERTY TAXES                                                      1,360
OFFICER'S DEFERRED COMPENSATION                                               415
MORTGAGES                                                                       0
DEBENTURES                                                                 24,376
OTHER LIABILITIES                                                           1,450
                                                                        ---------
                                            SUBTOTAL                       72,710
                                                                        ---------
TOTAL LIABILITIES                                                         154,463

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                                5,975
PAID IN SURPLUS                                                             7,201
TREASURY STOCK                                                               (399)
RETAINED EARNINGS, BEGINNING                                              (26,110)
CURRENT PERIOD EARNINGS                                                   (86,383)
                                                                        ---------
                                            SUBTOTAL                      (99,716)
                                                                        ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                $  54,747
                                                                        =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

10/25/02                          Page 23 of 35                     Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                         SUMMARY OF POSTPETITION TAXES


JACOBSON STORES, INC.

====================================================================================================================================
                                      BEGINNING TAX   AMOUNT WITHHELD OR
                                        LIABILITY          ACCRUED        AMOUNT PAID    DATE PAID   CHECK NO. OR EFT  ENDING TAX
                                                                                                                       LIABILITY
====================================================================================================================================
FEDERAL

Withholding                            $    (5,112)     $  1,011,207      $ 1,011,954     SEE SUMMARY SCHEDULE C      $     (5,859)
FICA - Employee                              2,864           505,679          506,283     SEE SUMMARY SCHEDULE C             2,260
FICA - Employer                            119,530           390,055          506,268     SEE SUMMARY SCHEDULE C             3,317
Unemployment                                10,996               647              -       SEE SUMMARY SCHEDULE C            11,643
Income                                           -                                                                               -
Other:                                           -                                                                               -
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL FEDERAL TAXES                      128,278         1,907,588        2,024,506                                       11,360
====================================================================================================================================

STATE AND LOCAL

Withholding                                 67,853           195,306          241,921     SEE SUMMARY SCHEDULE D            21,239
Sales & Use                              1,418,421         2,206,974        3,460,395     SEE SUMMARY SCHEDULE D           165,000
Unemployment                                43,974             3,855                -     SEE SUMMARY SCHEDULE D            47,829
Real Property                            1,865,092            68,254                                                     1,933,346
Personal Property                          907,495           137,784                                                     1,045,279
Income                                     316,141           140,000
Other:                                           -                 -                -                                            -
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL STATE AND LOCAL                  4,618,977         2,752,173        3,702,315                                    3,212,693
====================================================================================================================================
TOTAL TAXES PAYABLE                    $ 4,747,255      $  4,659,761      $ 5,726,821                                 $  3,224,054
====================================================================================================================================
REFUNDABLE TAXES                       $         -          (721,908)                                                 $   (721,908)
====================================================================================================================================

                      SUMMARY OF UNPAID POSTPETITION DEBTS

====================================================================================================================================
                                                             NUMBER OF DAYS PAST DUE
                                                        ------------------------------------------------
                                          CURRENT          0 - 30            31 - 60         61 +          DISCOUNTS     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise         $    97,417      $    320,350      $   131,570     $ 3,140,411    $  (553,621)    3,136,127
Accounts Payable - Non-Merchandise         112,889             6,710            4,720         216,648              -       340,966
Amounts Due to Insiders                          -                 -                -               -                            -
Accrued Payroll                            256,000                 -                -               -                      256,000
Accrued Taxes                            3,679,000                 -                -               -                    3,679,000
Interest                                         -                 -                -               -                            -
Professional Fees                        1,471,000                 -                -               -                    1,471,000
Rent / Leases - Building & Equipment       458,000                 -                -               -                      458,000
Restructuring / Store Closing Reserve   12,595,000                 -                -               -                   12,595,000
Accrued Other                            5,947,000                 -                -               -                    5,947,000
Secured Debt / Adequate Protection
    Payments                                     -                 -                -               -                            -
Deferred Rent                                    -                 -                -               -                            -
Bank Float / Overdrafts                          -                 -                -               -                            -
Other (excluding Interco. payable)               -                 -                -               -                            -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS               $ 24,616,306    $   327,060        $   136,290     $ 3,357,060    $  (553,621) $ 27,883,094
====================================================================================================================================

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

SEE APPENDIX A

10/25/02                          Page 24 of 35                     Form MOR - 5

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS         AMOUNT    CHECK/EFT NO.       DATE       ADD'L COMMENTS
    941 Deposit                                                      $    369,831     87782253       09/03/02
    941 Deposit                                                           607,783     88470478       09/09/02
    941 Deposit                                                           232,746     89191242       09/16/02
    941 Deposit                                                           425,736     89973326       09/23/02
    941 Deposit                                                           388,410     90655850       09/30/02
                                                                     ------------
                                                                     $  2,024,506
                                                                     ------------
UNEMPLOYMENT - LISTING OF PAYMENTS
    940 Deposit - FUTA                                               $          -
                                                                     ------------

                                                                     $          -
                                                                     ------------


10/25/02                          Page 25 of 35                     Form MOR - 5

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS                    AMOUNT        CHECK/EFT NO.       DATE          ADD'L COMMENTS
   Michigan - Employee State Withholding                        $     20,314      2420045665       09/03/02
   Michigan - Employee State Withholding                              49,130      2490048192       09/09/02
   Michigan - Employee State Withholding                              15,532      2560055790       09/16/02
   Michigan - Employee State Withholding                              29,794      2630058806       09/23/02
   Michigan - Employee State Withholding                              21,456      2700060847       09/30/02
   Ohio - Employee State Withholding                                      13        99779          09/30/02
   Ohio - Employee State Withholding                                     153        61533          09/10/02
   Ohio - Employee State Withholding                                      13        36652          09/17/02
   Ohio - Employee State Withholding                                     142         6280          09/24/02
   Ohio - Employee State Withholding                                     118        71577          10/01/02
   Indiana - Employee City/State Withholding                          28,663        51566          09/18/02
   Kentucky - Employee State Withholding                              14,892       1024285         09/06/02
   Kentucky - Employee State Withholding                               7,494       1024640         09/20/02
   Kentucky - Employee State Withholding                               8,986       1024783         10/04/02
   Kansas - Employee State Withholding                                 8,666       1024284         09/06/02
   Kansas - Employee State Withholding                                 4,316       1024639         09/20/02
   Kansas - Employee State Withholding                                 6,670       1024782         10/04/02
   Jackson, Michigan - Employee Local Withholding                      2,246       1024734         09/27/02
   Jackson, Michigan - Employee Local Withholding                      1,460       1024780         10/04/02
   Grand Rapids, Michigan - Employee Local Withholding                 1,570       1024732         09/27/02
   Grand Rapids, Michigan - Employee Local Withholding                 1,004       1024777         10/04/02
   Columbus, Ohio - Employee Local Withholding                            31       1024273         09/06/02
   Columbus, Ohio - Employee Local Withholding                            15       1024623         09/20/02
   Columbus, Ohio - Employee Local Withholding                            31       1024767         10/04/02
   Louisville, Kentucky - Employee Local Withholding                  11,850       1024586         09/13/02
   Louisville, Kentucky - Employee Local Withholding                   7,361       1024784         10/04/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                $    241,921
====================================================================================================================================

UNEMPLOYMENT - LISTING OF PAYMENTS
    SUTA:
     MI                                                         $     -
     OH                                                               -
     IN                                                               -
     KY                                                               -
     KS                                                               -
     FL                                                               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                $     -
====================================================================================================================================

SALES & USE TAX - LISTING OF PAYMENTS
    Kansas                                                      $    225,730     200049340        9/26/2002
    Kansas                                                               154     200049343        9/26/2002
    Indiana                                                          257,219         91904        9/20/2002
    Ohio                                                              -
    Kentucky                                                         297,645       1320788        9/25/2002
    Florida                                                        1,058,740                      9/20/2002
    Michigan                                                         825,567    2560055355        9/16/2002
    Michigan                                                         397,670    2560055361        9/16/2002
    Michigan                                                         397,670    2700060725        9/30/2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                $  3,460,395
====================================================================================================================================

STATE INCOME TAXES
    Michigan
    Indiana
------------------------------------------------------------------------------------------------------------------------------------
                                                                $     -
====================================================================================================================================

REAL ESTATE TAXES

------------------------------------------------------------------------------------------------------------------------------------
                                                                $     -
====================================================================================================================================



10/25/02                        Page 26 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #            VENDOR NAME               CURRENT             1-30        31-60       61+       DISCOUNTS     TOTAL
--------            -----------               -------             ----        -----       ---       ---------     -----
    18911    A.C. Mazzoli                           -                -            -          49.99       -            49.99
 61397139    ABS                                    -                -       9,745.50    33,027.00   3,421.80     39,350.70
148683121    Action Wear Inc                        -                -            -      18,598.86   2,772.72     15,826.14
 38211983    ADRIANNA PAPELL DRESSES             147.00              -            -          -          11.76        135.24
794040329    ADRIANNA PAPELL OCCASIONS              -                -            -         138.00      11.04        126.96
179499322    ADRIENNE VICTORIA DESIGNS              -                -            -      10,503.52     838.45      9,665.07
  5110846    AFFY TAPPLE LLC                        -                -            -         129.00       -           129.00
 24272143    AFTER HOURS BATH PRODUCTS              -                -            -          39.26       -            39.26
 10467728    All-Clad Metalcrafters                 -                -            -      13,589.02       -        13,589.02
  6076863    ALLEN-EDMONDS SHOE CORP             916.65              -            -       4,465.49      42.93      5,339.21
109091371    ALSO KNOWN AS                          -                -          40.00         -          -            40.00
201704327    AMERICAN ESSENTIALS                    -                -            -       1,202.69       -         1,202.69
   104125    American Gourmet-Snacks                -                -            -       1,264.18       -         1,264.18
 73293706    AMERICAN UTEX INTL LTD                 -                -            -         285.00       -           285.00
807425350    ANDREW STEVENS                         -                -            -         291.01       -           291.01
  4737826    APPAREL DEPOT                          -                -            -         290.06       -           290.06
 14394261    APPLAUSE LLC                           -                -            -         978.44       -           978.44
 59626783    ARIANNA                                -                -            -       5,330.11     425.04      4,905.07
 61298253    ARIEL OF FRANCE INC                 459.00              -            -       3,880.26       -         4,339.26
 61087508    Arizona Natural Resource               -                -          91.20     9,382.05       -         9,473.25
 29174737    ARTHUR COURT DESIGNS              1,269.00              -       9,611.00    (5,999.00)      -         4,881.00
787551142    ASHLEIGH MANOR                         -                -            -       2,182.00       -         2,182.00
117491779    ATHRA NJ                               -                -            -       1,326.00       -         1,326.00
146645879    AUBADE                              567.00              -            -       1,467.60       -         2,034.60
112920954    AVIGNON INTERNATIONAL                  -                -            -       6,627.00       -         6,627.00
  6138408    BADGER BASKET COMPANY                  -                -            -          42.00       -            42.00
789734852    Ballin International                   -                -            -       6,729.80       -         6,729.80
   210641    BANDANA CO INC                         -                -            -       7,568.80       -         7,568.80
202110367    BARMISH INC                            -                -            -         133.75       -           133.75
   209809    BARRY KRONEN DESIGNS              4,460.00              -            -      16,353.70     522.00     20,291.70
782216253    Barse + Company                     737.00              -            -       8,481.50       -         9,218.50
189148844    BAY LINENS INC                         -                -            -      20,338.00       -        20,338.00
612729665    BDS INC/SCHWARTZ & BENJAMIN            -                -            -      45,590.52       -        45,590.52
   213389    BEDOL INTERNATIONAL GROUP              -                -            -       3,589.00       -         3,589.00
   213058    BELLE & JAX                            -                -            -         535.00       -           535.00
878198043    BENJAMIN & ROTH SALES                  -                -            -         330.00       -           330.00
 40787520    BENNETT FOOTWEAR GROUP LLC             -                -            -         132.00       -           132.00
135806870    BETTINA VON WOLHOF LLC                 -                -            -       4,341.85       -         4,341.85
118478478    Bewley Irish Imports                   -                -            -          50.00       -            50.00
  1481340    Bill Blass                             -                -            -      18,540.00   1,481.60     17,058.40
     1420    BILSTON & BATTERSEA                    -                -            -          93.24       -            93.24
 54730887    BLUE SKY                               -                -            -       8,754.00       -         8,754.00
 19079149    BLUSHING ROSE PUBLISHING               -                -            -         448.08       4.48        443.60
627131279    BOBBI BROWN ESSENTIALS           30,556.50              -            -      28,752.35       -        59,308.85
112915681    BODY ACTION DESIGNS                    -                -            -       7,185.03   1,443.92      5,741.11
 12229019    BONNIE J                               -                -            -      11,248.83       -        11,248.83
 43368245    BOTANICAL HABITATS                     -                -            -       2,105.59       -         2,105.59
839414422    BRAIN SURGERY, INC. D/B/A              -                -            -       9,769.19   1,527.98      8,241.21
   184119    BROOKHAVEN DESIGNS LTD                 -                -            -       3,403.20       -         3,403.20
619783335    BRUNZACK CORP                     5,080.96          5,579.80  (15,711.28)   19,733.57      43.78     14,639.27
  3292901    BYRD COOKIE CO                      118.80              -            -         310.69       -           429.49
 86163268    C.K. Enterprises                       -                -            -      24,113.84       -        24,113.84
103115762    CACHCACH                            384.00              -            -          -           -           384.00
112912035    CALLANEN INTERNATIONAL                 -                -            -       1,159.00       -         1,159.00
361329279    CAPARROS                               -                -            -         595.00       -           595.00
557461522    CAPELLI OF NEW YORK                    -                -            -         506.98       -           506.98
867178725    CAPRESSO INC                           -                -            -       2,979.00       -         2,979.00
 60812237    CARLISLE HOME PRODUCTS              732.20              -            -       5,549.06       -         6,281.26
 92655125    Carol Dauplaise Ltd                    -                -            -       7,922.16       -         7,922.16
  1232701    CAROLE HOCHMAN DESIGNS              930.00              -            -          -          59.20        870.80
 64840903    CAROLEE DESIGNS/RALPH LAUREN           -            3,826.90    3,918.70        -         232.25      7,513.35
 48318547    CAROLINA HERRERA                  1,350.00              -      20,855.00     4,211.06   5,590.98     20,825.08
624398889    CASAFINA                               -                -            -       7,605.35       -         7,605.35
 64996523    CATHERINE STEIN DESIGNS                -                -            -       5,922.40     472.16      5,450.24
 37225559    CELINE PERFUMES                        -                -            -       1,929.92       -         1,929.92
190354308    CHARACTER COLLECTIBLES                 -                -            -       3,930.00       -         3,930.00
175779065    CHARLES DAVID                          -                -            -          85.00       -            85.00
   139691    Charles Garnier                        -                -          76.25         -          -            76.25
 51555761    CHARLES JOURDAN USA                    -                -            -      60,636.00       -        60,636.00
   211565    CHARMING DESIGNS INC                   -                -            -         461.00       -           461.00



10/25/02                        Page 27 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #            VENDOR NAME               CURRENT             1-30        31-60       61+       DISCOUNTS     TOTAL
--------            -----------               -------             ----        -----       ---       ---------     -----
 85027758    CHET CHASE DESIGNS                     -                -            -         579.01       -           579.01
   209569    CHRISTY                                -                -            -         652.93       -           652.93
  7408016    CHURCHHILL WEAVERS                     -                -            -       4,852.50       -         4,852.50
787690882    CHURCHILL'S                            -                -            -       2,559.60       -         2,559.60
 21077839    CITRUS DIV OF APPAREL VENTURES         -                -            -         670.72       -           670.72
876875808    CLAIRE FRAGRANCE INC                   -                -        (115.95)      840.02       -           724.07
  1904200    CLARKS OF ENGLAND                      -                -            -       9,462.00       -         9,462.00
 29312501    CLAY COMPANY                           -                -            -          59.40       -            59.40
   213207    CMC                                    -                -            -       2,196.28       -         2,196.28
144647708    COACH, INC                          372.00              -            -      19,584.86      -         19,956.86
847436391    COLOPLAST CORP                      106.08              -            -       5,124.24     415.53      4,814.79
836192328    CORKY & COMPANY                        -                -            -       9,586.75       -         9,586.75
   213165    COTTON WHITE                           -                -            -       4,258.00       -         4,258.00
869310391    CPST, INC/CLAIRE PETTIBONE             -                -            -       1,907.73       -         1,907.73
 65964181    Creative Bath                          -                -            -         888.90       -           888.90
   169862    CREATIVE IDEAS UNLIMITED INC           -                -            -         428.41       -           428.41
  8295008    CRISLU CORP                            -                -            -      11,694.50       -        11,694.50
  2537272    CROOKHORN DAVIS                        -                -            -          18.00       -            18.00
619123565    CSA/CATTIVA                            -                -            -       6,607.90       -         6,607.90
124184685    CUE                                    -                -            -       1,695.86       -         1,695.86
  1030717    CUSTOM CRAFT- DIV OF BDS               -                -            -       1,066.06       -         1,066.06
 98072767    D.G. ENTERPRISES L.L.C.                -                -            -       3,030.52       -         3,030.52
198419475    DABBY-REID LTD                         -                -            -       2,101.00       -         2,101.00
926504556    DANIELSON DESIGNS                      -                -            -         453.41       -           453.41
148250004    DANSKIN                             431.19              -            -       1,012.78       -         1,443.97
148250061    DANSKIN INC                            -                -            -       6,914.76       -         6,914.76
      125    DANZAS AEI CUSTOMS BRKRG SRVS          -            3,297.99         -      (2,426.38)      -           871.61
 84322429    David Hayes                            -                -            -       1,854.46   1,253.82        600.64
  5193156    DEE GIVENS & CO                        -                -            -       1,116.75       -         1,116.75
808214662    DELMONICO LLC                          -           11,062.50         -      19,619.05       -        30,681.55
   213447    DES STUDIO                             -              104.40         -           -          8.35         96.05
 33114526    DESIGN WORKS, INC                      -                -            -         258.85       -           258.85
 29001919    DESIGNER DRESSES '98 LLC               -                -            -       6,078.23   1,522.16      4,556.07
   212720    DESTINATION HOME                       -                -            -      12,824.90       -        12,824.90
   211847    DETRA KAY JEWELRY DESIGN               -                -            -       1,209.50       -         1,209.50
147334221    DIANE'S DESIGN IMPORTS              128.00              -            -           -          -           128.00
612077727    DKNY UNDERWEAR & INTIMATE APPL         -                -            -       5,109.28     530.56      4,578.72
969524206    DONNA KARAN COSMETICS                  -                -      (1,256.41)    6,503.52       -         5,247.11
785611138    DONNA KARAN INTIMATES                  -                -            -       1,006.32      80.51        925.81
798862447    DONNA MORGAN                           -           33,433.14  (13,092.42)   91,017.86  12,678.24     98,680.34
121961879    DREAM APPAREL GROUP, LLC               -                -            -          64.74       -            64.74
362906836    DRULANE                           5,766.96              -            -      (3,746.31)      -         2,020.65
157395856    Eastern Accents                        -                -            -         857.29       -           857.29
556043982    Ecco Usa Inc                           -                -          47.50       369.15       -           416.65
   209015    EDGAR INC                              -                -            -       4,249.87       -         4,249.87
  6287171    ELDER MFG CO INC                       -                -            -         701.52       -           701.52
  8627411    EMPOWER TEES                        132.64              -            -           -          -           132.64
186050696    Enchante Slippers Inc                  -                -            -       3,716.00       -         3,716.00
197638588    ENJOYLIFE INC                          -                -            -         720.68       -           720.68
847725124    EQUALS 4 INC                           -                -            -      14,740.19   2,177.28     12,562.91
 60500728    ERICA LYONS                            -                -            -       1,653.75       -         1,653.75
147852776    ESPRIT/CAROLE HOCHMAN                  -                -            -       1,395.01     111.60      1,283.41
839369857    EVERGREEN ENTERPRISES INC              -                -            -       9,590.40       -         9,590.40
 43784396    EXCELSIOR PROCESS & ENGRAVING          -                -            -       1,731.00      31.86      1,699.14
 15260003    F.G. GALASSI INC                       -                -            -         943.85       -           943.85
 65101008    F.R. INDUSTRIES                        -                -            -       3,240.00       -         3,240.00
 52403409    Fancy Feet Inc.                        -                -            -          58.50       -            58.50
607826955    FANTAS-EYES                            -                -            -       6,040.24       -         6,040.24
  6150593    FARIBAULT WOOLEN MILLS CO              -                -            -         607.00       -           607.00
 86432221    FASHION AVENUE CORP                    -                -            -         119.00       9.52        109.48
 95255782    FASHION EXPRESS                        -                -            -       5,537.30       -         5,537.30
 47389726    FINA FIRENZA/DANIEL M FRIEDMAN         -                -            -       1,403.03       -         1,403.03
161308655    FISHER SPACE PEN CO                    -                -            -       4,250.00       -         4,250.00
 53822425    Flora Nikrooz                          -                -            -       1,929.39       -         1,929.39
 81838864    FOLKMANIS                              -                -            -       2,879.06       -         2,879.06
  4113148    FOREMOST CHEMICALS INC                 -                -            -       4,934.00       -         4,934.00
100949002    FOUR STARS CLOTHING CO LTD             -                -            -       1,026.00       -         1,026.00
900362666    FREDERIC FEKKAI                        -                -        (404.08)    4,500.00       -         4,095.92
 26066436    FRENCH ROOM LLC                   1,569.60              -            -      11,027.44     882.18     11,714.86
 55241509    Friedknit Creations                    -                -            -       3,575.24     101.51      3,473.73



10/25/02                        Page 28 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #            VENDOR NAME          CURRENT       1-30        31-60           61+       DISCOUNTS     TOTAL
--------            -----------          -------       ----        -----           ---       ---------     -----
197554983   FRONT ROW COLLECTIBLES              -          -           -           1,409.70       -          1,409.70
   213272   FUNKY JUNQUE                        -          -           -               1.00       -              1.00
   199331   GALE GREETINGS                      -          -           -           1,584.00       -          1,584.00
 55382980   Galerie Au Chocolat                 -          -           -           9,007.80       -          9,007.80
 63502769   GALLERY LEATHER CO                  -          -          545.61           -          -            545.61
   119164   Gayle'S Chocolates                  -          -           -             228.00       -            228.00
948599659   GENEVA WATCH CO INC                 -          -           -              95.32       -             95.32
  5903877   GERBREND CREATIONS INC              -          -           -             360.35       -            360.35
119275196   Germack Pistachio Co                -          -           -           1,453.32       -          1,453.32
227685534   GIFT WRAP CO                        -          -           -           2,255.10       -          2,255.10
556894319   GIORGIO ARMANI CORP                 -          -           -           3,102.00       -          3,102.00
965933724   GITMAN & CO./IAG                    -          -           -           1,380.10       -          1,380.10
 57636862   GLOBAL AMICI                        -          -           -           5,043.24      63.22       4,980.02
   161133   GOURMET INTERNATIONAL               -          -           -             781.24       -            781.24
360608806   GREG PETERS LTD                     -          -           -           4,220.04      83.62       4,136.42
 39594114   GROUPE CLARINS                      -          -       (6,540.13)    179,745.03       -        173,204.90
102953312   GUARDIAN PRODUCTS                   -          -           -             123.35       -            123.35
 27451731   GUESS, INC                          -          -        1,300.33       5,652.80     617.27       6,335.86
929502144   H & B CLOTHING                      -          -           -           4,002.80       -          4,002.80
  5903141   H. GEORGE CASPARI                   -          -           -           1,699.25       2.00       1,697.25
848772885   H. LOOK                             -          -           -           1,311.46       -          1,311.46
 67429365   HANES HOSIERY                       -          -           -          15,932.98       -         15,932.98
 40074189   Hanky Panky Ltd                  350.00        -           -          10,389.02     855.15       9,883.87
   171249   HANOVER'S INC                       -          -           -             440.30       -            440.30
 91928432   HARDIE'S KORN KETTLE                -          -           -             208.14       -            208.14
626697684   HARRY L. NEUFELD CO                 -          -           -           1,389.13       -          1,389.13
  5120100   HART SCHAFFNER & MARX            362.50        -          789.60       8,128.56       -          9,280.66
 31065183   HAWK CLOTHING                       -          -           -             510.00       -            510.00
941572240   Heart + Soul                        -          -           -           5,476.40     815.68       4,660.72
  3315231   HEENEY COMPANY INC               135.00        -           -              -           -            135.00
  2207843   HICKEY-FREEMAN                      -          -          410.00      24,336.48       -         24,746.48
858543598   Hobo                                -          -           -          20,611.12       -         20,611.12
824752596   Home Essentials                     -          -           -           3,159.89       -          3,159.89
602517997   Home Treasures                      -          -           -             230.00       -            230.00
  1963123   HOSIERY MATE                        -          -           -             919.94       -            919.94
958461386   HOT KISS INC                     504.00        -           -          22,324.80       -         22,828.80
  4285920   HUGO BOSCA COMPANY INC              -          -           -           2,571.93       -          2,571.93
959124348   HYPE FOOTWEAR                       -          -           -          11,160.00       -         11,160.00
795371079   I.W.A. INC                       460.00        -          661.50      31,109.02       -         32,230.52
  8093296   I-C MANUFACTURING CO                -          -           -           3,156.00       -          3,156.00
 93934623   IFT LLC/MENS                     220.00        -           -              -           -            220.00
  1473974   Imp Originals Inc.                  -          -           -           1,161.53       -          1,161.53
175164649   IMPERIA TRADING INC              105.00        -           -          10,612.65     214.82      10,502.83
  1251131   IMPERIAL HANDKERCHIEFS              -          -           -              33.05       -             33.05
 67891341   Interart Distribution               -          -           -             194.90       -            194.90
   213462   INTERNATIONAL FASHION DIST.         -          -          324.00         430.00       -            754.00
185545100   J A APPAREL CORP                    -          -           -          57,814.35       -         57,814.35
186124046   J. WILDE'S                          -          -           -             534.00       -            534.00
202117727   J.A. BESNER & SONS LTD              -          -        1,458.00      11,485.58       -         12,943.58
  4119939   J.M.R. MANAGEMENT                   -          -           -             134.00       -            134.00
    41004   Jacobson'S Of Michigan              -          -           -              10.27       -             10.27
 67362558   Jefferies Socks                     -          -           -             194.40       -            194.40
  9118290   JELLY BELLY CANDY COMPANY           -          -           -             622.66       -            622.66
958658916   Jenigere                            -          -           -              66.00       -             66.00
   208280   JILL HENNING FINERIES            189.00        -           -             137.00       -            326.00
926152240   JIVAGO                              -          -           -             234.00       -            234.00
173293176   Joanna Mastroianni                  -          -           -          51,585.00   4,116.00      47,469.00
 41936840   JOCKEY INTERNATIONAL          13,978.82        -           -             -            -         13,978.82
621786847   JODI KRISTOPHER INC              273.00     7,040.10   12,835.00      (1,426.10)  2,998.60      15,723.40
 37623402   JOEL POWELL DESIGNS                 -          -           -             100.00       -            100.00
191964717   JOHNNY WAS T SHIRTS                 -          -           -           4,677.12       -          4,677.12
  1981604   Johnston + Murphy Shoe              -          -           -             458.57       -            458.57
 83991661   JONATHAN BENNETT INC                -          -           -           1,527.75       -          1,527.75
202322384   JOSEPH RIBKOFF INC                  -          -           -           2,400.00     192.00       2,208.00
147093827   Joseph Schmidt Confectns            -          -           -           1,233.15       -          1,233.15
   149609   JUDITH JACK                      154.00        -           -              35.00       -            189.00
  1856236   Judith Leiber Inc                   -          -           -           4,907.29       -          4,907.29
 44436335   K. Swiss Inc                        -          -           -           3,028.55       -          3,028.55
 81913519   KAHALA DIV OF LOCAL MOTION          -          -           -           1,733.36       -          1,733.36
  8221814   KAOS                                -          -           -             137.25       -            137.25



10/25/02                        Page 29 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS




VENDOR #     VENDOR NAME                  CURRENT      1-30        31-60         61+           DISCOUNTS     TOTAL
--------     -----------                  -------      ----        -----         ---           ---------     -----
 21064480   KAREN KANE                       222.30        -           -         116,800.20     9,361.80   107,660.70
   178897   KAREN LEE BALLARD                   -          -           -           5,398.33       -          5,398.33
   212787   KASARAA DESIGN KATHY ENRIGHT        -          -           -             252.87       -            252.87
961762382   KATAYONE ADELI                   438.84        -           -             -            -            438.84
621450832   KATHERINE'S COLLECTION INC          -          -           -             154.84       -            154.84
  1720804   KENNETH JAY LANE                    -          -           -           4,096.10       122.88     3,973.22
792437030   KENTH ANDERSSON NY LTD              -          -           -           1,217.86       -          1,217.86
824755763   KEVO INC                            -          -           -           1,539.16         1.92     1,537.24
968183236   KEYSTONE SALES                      -          -           -             579.60       -            579.60
106607260   KHALSA TRADING INC                  -          -           -             245.00        19.60       225.40
  6175673   KNITCRAFT CORP                      -          -          416.00         -              8.32       407.68
   213322   KRISTEN VASQUES                     -          -           -             446.40       -            446.40
621239326   KYMSTA CORP                         -          -           -          21,646.68       -         21,646.68
181224551   L.R. EKSES INC                      -          -           -              78.50       -             78.50
619642713   LA CONTESSA                         -          -           -             694.18       -            694.18
   207290   LA DEA/USA                          -          -           -              87.00       -             87.00
   212506   LA FENICE/LA SIGNORIA            768.00        -           -             578.00       -          1,346.00
 58936709   LAGOS                               -          -           -           2,419.00       -          2,419.00
104641126   LAUNDRY                             -          -        3,975.75      18,326.11     2,452.43    19,849.43
  9275707   LAURA GIBSON                        -          -           -             537.00       -            537.00
153534698   LAURA KNIT                          -     148,164.81 (123,865.56)     14,939.28    37,465.65     1,772.88
   188649   Laurel Street Design             144.00        -            -           (120.00)      -             24.00
   211763   LE BLANC                            -          -            -          1,845.00       -          1,845.00
  1988633   Le Creuset Of Amer. Inc             -          -            -          5,256.25       -          5,256.25
 48510929   LEEGIN CREATIVE LEATHER PROD     543.00        -            -            524.00       -          1,067.00
   168880   LEGACY LINENS                       -          -            -         18,232.90       -         18,232.90
  5967281   LENOX BRANDS                        -          -            -             93.20       -             93.20
176698488   LES BEBES DU PARADIS              15.68        -            -            -            -             15.68
  1227388   LIBERTY UMBRELLA CO                 -          -            -            360.46       -            360.46
247047590   Lida Baday Ltd                      -          -            -         90,109.27       -         90,109.27
609438015   LIGHTS,CAMERA,INTERACTION! INC      -          -            -          2,817.30       -          2,817.30
101105450   LILLY PULITZER/BUCKRAY              -          -            -            134.00       -            134.00
  3078672   LITTLE ME CHILDRENSWEAR CO LLC      -          -            -          7,133.88       -          7,133.88
252016274   LITTLE PRINCESS CHILDRENS WEAR      -          -            -          4,262.45       -          4,262.45
878133024   Liz Claiborne Inc                   -          -            -          6,954.00       -          6,954.00
807273248   LIZ PALACIOS DESIGNS, LTD           -          -            -          4,296.00       -          4,296.00
   212977   LIZZY BEE TOYS                      -          -          855.00         -            -            855.00
  5902655   LLADRO USA INC                      -          -            -          2,357.85       -          2,357.85
108036336   Lodis Fine Leather Goods            -      19,035.41       -             -            -         19,035.41
 74572538   Long Grove Confectionary         162.60        -            -            424.34       -            586.94
843808619   LONGCHAMP USA INC                689.00        -            -          9,282.90       -          9,971.90
   189605   LORI BONN DESIGNS                 64.00        -            -            -            -             64.00
 97520498   Louis Feraud                   1,960.00        -       14,935.00      10,363.24       -         27,258.24
  6371926   Louisville Bedding Co.              -          -            -          5,109.60       -          5,109.60
614729275   LUCKY BRAND DUNGAREES               -          -            -          1,536.00       121.44     1,414.56
 38804845   LUV STUFF                           -          -            -          1,762.78       -          1,762.78
   203315   M & R PRODUCTS INC                  -          -            -             43.00       -             43.00
245938188   MAC & JAC                           -          -            -            119.00       -            119.00
   941526   MACKENZIE-CHILDS LTD                -          -            -            245.00       -            245.00
  8251597   Magdesian Bros Inc                  -          -            -          8,720.00       -          8,720.00
 57843674   MAGGY                               -      23,326.92   (9,068.15)     63,996.24    19,386.27    58,868.74
199741562   MAGGY LONDON                        -       8,520.49   12,610.07      21,012.41     4,106.36    38,036.61
 16482986   MAGGY LONDON PETITES                -       5,136.08    8,199.00       4,296.56     9,222.70     8,408.94
155264286   MAGNOLIA CASUAL                     -          -            -             33.50       -             33.50
174790733   MAISON DESIGN INC                   -          -            -             96.07       -             96.07
849789735   MAISON DESIGNS                      -          -            -              0.20       -              0.20
 28938368   MAJESTIC INTERNATIONAL USA INC      -          -            -             25.39       -             25.39
 94323565   Majorica                            -          -            -            804.38       -            804.38
 38376372   Mara-Mi                             -          -            -            180.25       -            180.25
 17917576   MARAMOR CANDY CO.                   -          -            -          2,688.00       -          2,688.00
958286346   MARCOROSSI USA INC                  -          -            -         10,392.20       -         10,392.20
118168285   Marich Confectionery Co             -          -            -            228.24       -            228.24
806784195   MARK FARREL CORP                    -          -            -             23.78       -             23.78
 19109599   MARK PAUL                           -          -            -          9,774.00       -          9,774.00
 25648056   Maya                                -          -            -          1,922.00       -          1,922.00
  2532190   Mayer/Berkshire Corp                -          -            -          2,499.29       -          2,499.29
  7205255   MCCUBBIN HOSIERY INC                -          -            -          3,267.68       -          3,267.68
   213249   MCELYEA PUBLISHING                  -          -            -            214.20       -            214.20
622019024   MEDITERRANEAN ARTISTS CO            -          -            -             19.95       -             19.95
  1519321   Merrill Sharpe Ltd                  -          -        3,087.47         -            -          3,087.47



10/25/02                        Page 30 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #     VENDOR NAME                    CURRENT       1-30       31-60         61+          DISCOUNTS    TOTAL
--------     -----------                    -------       ----       -----         ---          ---------    -----
808948111   METROPOLITAN PRAIRIE                   -          -           -       5,492.10          -      5,492.10
788140903   MICHAEL ARAM INC                       -          -           -       2,703.10          -      2,703.10
   210518   MICHAEL KORS FOOTWEAR                  -          -           -         176.00          -        176.00
 26662437   MICHAEL KORS LLC                  1,080.00  49,231.20  (38,608.60)      818.40    11,760.40      760.60
 60979801   MICHELE WATCHES                        -          -           -      37,171.25          -     37,171.25
 22738876   MIDWEST OF CANNON FALLS                -          -           -          27.54          -         27.54
   206235   MIRABELLO/LA FENICE                    -          -           -         988.80          -        988.80
940919806   MOLL MCNEILL                           -          -           -      20,838.71          -     20,838.71
628027351   MON CHERI                              -          -        414.00     1,633.93       162.64    1,885.29
 19019889   MONSAC INTERNATIONAL                   -          -           -       3,005.95          -      3,005.95
   212928   MPORTS INTERNATIONAL                   -          -           -       4,616.50          -      4,616.50
612180141   MULBERRIBUSH INC                    756.00        -           -       5,514.00          -      6,270.00
623165289   MUNRO KIDS                             -          -           -         208.00          -        208.00
185065844   MUSE                                   -          -           -       8,172.15     2,570.84    5,601.31
957827876   MYSTICAL MADNESS                     80.00        -           -            -            -         80.00
  7105315   NAMBE MILLS INC                        -          -           -         245.36          -        245.36
117492942   NAP INC                                -          -      3,263.56    10,448.69     1,114.14   12,598.11
 22195197   NEUROSMITH LLC                         -          -           -       4,131.00          -      4,131.00
 54797464   NEW ICM, LLC                           -          -           -          36.57          -         36.57
153809207   NEW YORK TRANSIT                       -          -      2,880.00    29,177.50          -     32,057.50
194118196   NEWPORT APPAREL CORP                288.00        -           -         (50.00)         -        238.00
104069257   NEWPORT-LAYTON HOME FASHIONS           -       401.25         -         491.14          -        892.39
181115700   O.R.E.                                 -          -           -       2,107.44          -      2,107.44
   184150   Olsen Fashion Usa Inc                  -          -           -          26.56          -         26.56
180636540   ONLY IN USA                            -          -           -      18,515.40          -     18,515.40
 29299000   OPI/DKNY WATCHES                       -          -           -       2,045.25          -      2,045.25
178461612   PACIFIC DIRECT                         -          -           -         523.75          -        523.75
 18204979   PALISADES                           294.00        -           -       3,368.34          -      3,662.34
178524054   PARADISE SHOE/TOMMY BAHAMA             -          -           -          28.74          -         28.74
209982370   PARASUCO JEANS                         -          -           -         522.43          -        522.43
121565709   PARFUMS GIVENCHY INC                   -          -     (1,081.26)    7,986.20          -      6,904.94
 62134069   PARIS BLUES                            -          -      2,870.02      (397.48)         -      2,472.54
 35053391   PARTY HATS LLC                         -          -           -       4,708.99          -      4,708.99
  3469129   Paul Lavitt Mills Inc                  -          -           -          25.57          -         25.57
944696293   PAULA DORF COSMETICS INC               -          -           -         174.60          -        174.60
608872958   PBD INC DBA PEYOTE BIRD DESIGN         -          -           -       1,620.00          -      1,620.00
 57402877   PEACOCK ALLEY                          -          -           -           8.00          -          8.00
 12693701   PEGGY JENNINGS                      675.00        -           -            -            -        675.00
177715810   PERINE LOWE ENT                        -          -           -       1,520.00          -      1,520.00
 62223482   PETERS IMPORTS INC                     -          -           -         250.00          -        250.00
106522204   PIEGE CO INC                           -          -      1,122.30       759.15       728.86    1,152.59
187569439   PRINCESS SOFT TOYS                     -          -           -       3,353.66          -      3,353.66
 58943932   PUMPKINS & MONKEYS LLC                 -          -           -          36.35          -         36.35
 83584029   QUIKSILVER                             -          -           -          14.72         1.18       13.54
 91446471   R.P.L. DESIGNS-JESSICA BAGS            -          -           -         612.84          -        612.84
175640341   RALPH LAUREN CHILDRENSWEAR LLC         -          -        522.00    88,082.38          -     88,604.38
147072011   RANGONI OF FLORENCE                    -          -           -         388.00          -        388.00
  1011071   REED & BARTON                          -          -           -       1,237.50          -      1,237.50
 59621490   REGAL INC                              -          -           -         643.32          -        643.32
  2540177   REGENCY THERMOGRAPHERS                 -          -           -         435.22          -        435.22
  6080709   Reliable Of Milwaukee                  -          -           -       1,107.21          -      1,107.21
 52388261   Remy                                   -          -           -         332.22          -        332.22
780274650   RETRO 1951                             -          -           -      11,754.00          -     11,754.00
  7917821   RHINESTONE COWBOY                      -          -           -         324.00          -        324.00
 21000089   RIA                                    -          -           -       2,030.00          -      2,030.00
  1269695   RIVIERA TRADING INC                    -          -           -       1,008.00          -      1,008.00
 98891484   ROBERT LEE MORRIS INC                  -          -           -         805.00          -        805.00
   198937   ROBERTO COIN                           -          -           -      47,709.06     4,898.42   42,810.64
139522486   ROCCO ORIGINALS LTD                    -          -           -      16,043.86          -     16,043.86
  2207231   ROCHESTER SHOE TREE CO INC             -          -           -          50.08          -         50.08
   212381   ROMA MOULDING                          -          -           -          35.57          -         35.57
 58311283   ROMAR INTERNATIONAL                  40.50        -         90.00       223.00          -        353.50
   197798   RONNIE'S CERAMIC                       -          -           -          52.80          -         52.80
150982601   Rosanna Imports Inc                    -          -           -       4,549.50          -      4,549.50
  1971837   ROSENTHAL USA LTD                      -          -           -         166.24          -        166.24
798332086   Royal Imprints                         -          -           -         243.50          -        243.50
 69891851   ROYAL PACIFIC SALES LTD              60.80        -     10,002.11          -            -     10,062.91
 56301906   ROYAL SCANDINAVIA                      -          -           -          26.13          -         26.13
 65700791   ROYAL SCANDINAVIA INC               106.88        -        558.14     2,499.97          -      3,164.99
 39255364   RUBY                              4,853.50        -           -       3,177.00          -      8,030.50



10/25/02                        Page 31 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #              VENDOR NAME              CURRENT             1-30         31-60           61+        DISCOUNTS        TOTAL
--------              -----------              -------             ----         -----           ---        ---------        -----

967494626    RYTEX CO                                -                 -            -         23,166.22         -          23,166.22
   192567    S. Roth + Co                            -                 -            -          4,460.95        5.90         4,455.05
 96116264    SAFAVIEH RUGS                           -                 -            -            916.90         -             916.90
   212688    SAM'S TAMS                              -                 -            -             24.48         -              24.48
826183840    San Francisco Sales Inc                 -                 -            -         37,264.00         -          37,264.00
 93729064    SANDTON DESIGNS                         -                 -            -          1,329.64       22.04         1,307.60
 88961206    SCHUYLER 4 CLOTHING LTD                 -                 -            -              1.00         -               1.00
102971546    SDH ENTERPRISES INC                     -                 -            -            370.30         -             370.30
  1094218    Sebago Inc.                             -                 -            -          4,022.80         -           4,022.80
151066040    SEGRETS INC/SIGRID OLSEN            1,387.00              -       35,430.31     (29,264.60)   6,526.77         1,025.94
169868465    SEQUIN                                 30.00              -            -             -             -              30.00
609796826    SHAMASK LLC                           170.00              -      (19,335.00)     58,178.00         -          39,013.00
245893714    SHARELLI INC                            -                 -            -          1,381.72         -           1,381.72
 97517676    Sharif Designs Ltd                      -                 -            -          2,343.61         -           2,343.61
884273566    SHONFELD'S                              -                 -            -          1,927.80         -           1,927.80
150545374    Silly Phillie Creations                 -                 -            -            256.50         -             256.50
824809628    SIMPLY CHARMING                         -                 -            -            850.00         -             850.00
790545016    SKECHERS USA INC                        -                 -            -          5,147.01         -           5,147.01
195834239    SKY HIGH UNLIMITED UNC                  -                 -            -          4,127.50         -           4,127.50
836332379    SLAVIC TREASURERS USA LLC               -                 -            -          2,365.00         -           2,365.00
  5986898    Small World Toys                        -                 -            -              4.60         -               4.60
884139999    SOFTWEAR                                -              192.00          -             -           15.36           176.64
931425560    SPANX INC                               -                 -            -         70,159.44         -          70,159.44
959565284    St John Shoes                           -                 -            -          3,792.41         -           3,792.41
  8368540    St.John Knits Inc.                    870.00              -      191,977.83     323,731.33  373,717.50       142,861.66
 68953652    STAPLES DESIGNERS SERV. INC             -                 -            -          7,813.75        -            7,813.75
247572860    Stitchsations                           -                 -            -          8,907.40        -            8,907.40
190286161    STONY JEWELRY INC                       -                 -            -            335.00        -              335.00
957574346    STUDIO VERTU                          777.92              -            -            972.31        -            1,750.23
806451431    SUGARTOWN WORLDWIDE INC                58.00              -            -         12,592.57        -           12,650.57
361355332    SUNNY CHOI FASHIONS                     -                 -            -          2,785.00      222.80         2,562.20
617925599    SUPER TRADER                            -                 -            -          3,990.00        -            3,990.00
115326944    SURYA                                 155.75              -            -          2,692.26    2,366.26           481.75
187949904    SWAROVSKI CONSUMER GOODS                -               20.00        112.00       5,922.30        0.60         6,053.70
900142241    SWEET DREAMS INC                        -                 -            -            113.00         -             113.00
   165472    T. HITSMAN & ASSOCIATES LTD           545.00              -            -            107.32         -             652.32
 73273851    TAIUSA                                  -                 -            -          1,699.48         -           1,699.48
  1921089    Teenform                              158.40              -            -            416.48       43.75           531.13
883233363    TELLURIDE CLOTHING CO                   -                 -            -         14,504.00    1,084.72        13,419.28
 73018368    TENDLER FURS LTD                        -                 -            -             44.00         -              44.00
 43010305    TERI JON SPORTS INC.                    -                 -            -          5,181.50         -           5,181.50
 72866192    THAT WINE IS MINE                       -                 -            -          6,077.50         -           6,077.50
 32507568    THE ACCESSORIES COLLECTION INC          -                 -            -          3,387.83         -           3,387.83
944767136    THE BOW CONNECTION                    390.00              -            -             -             -             390.00
  1546438    THE CALDREA COMPANY                     -                 -            -          4,470.00         -           4,470.00
 28101103    THE EL PASO CHILE COMPANY               -                 -            -          1,583.00         -           1,583.00
195573654    THE FINEST ACCESSORIES INC              -                 -            -            486.00         -             486.00
147679880    THE FLO BARON COLLECTION                -                 -            -             66.00         -              66.00
806103227    THE GIFT GIANT                          -                 -            -            831.18         -             831.18
945990117    THE GRANDPARENT GIFT CO                 -                 -            -          1,924.00         -           1,924.00
 49446896    THE HELEN WELSH GROUP                   -                 -            -             12.00         -              12.00
781224860    THE MANHATTAN GROUP                   421.20              -            -         17,209.79         -          17,630.99
 82832577    THE MOTHER MAID COMPANY               240.50              -            -         14,781.26         -          15,021.76
617926357    THE SANDY STARKMAN COMPANY            520.00              -            -            -              -             520.00
   208314    THE STEELHEAD GROUP                     -                 -            -             15.00         -              15.00
122711930    THE THYMES LIMITED                     78.00              -            -          3,795.68         -           3,873.68
   198382    THE WRITE PAPERIE                       -                 -            -             66.50         -              66.50
  6961700    THREE DOTS                              -                 -            -            205.20         -             205.20
   205062    TOEPPERWEINS OF TEXAS                   -                 -            -          3,620.00         -           3,620.00
  3448227    TRACTOR JEANS                           -                 -            -            189.60         -             189.60
 52707973    Trafalgar Ltd                           -                 -          368.00         -              -             368.00
  5070206    TRANS APPAREL GROUP                     -                 -            -            695.00         -             695.00
181091034    TRANSATLANTIC SHOE CO                   -                 -            -            554.10         -             554.10
 54572094    TREND MARKETING                         -                 -            -          8,668.00         -           8,668.00
  7662302    TRICOTS ST RAPHAEL                      -                 -            -         19,859.70         -          19,859.70
   178335    Trish Mc Evoy                         819.00              -            -          1,928.65         -           2,747.65
  4096780    TROPICAL SPORTSWEAR INT'L             526.00              -            -            304.00         -             830.00
200113736    Tundra Knitwear Ltd                     -                 -            -         16,264.00         -          16,264.00
156509366    TURTLE FUR                              -                 -            -          1,529.55         -           1,529.55
105709513    TWO LIPS SHOE COMPANY                   -                 -           72.00         -             5.76            66.24



10/25/02                        Page 32 of 35                       Form MOR - 5

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS



VENDOR #         VENDOR NAME                   CURRENT             1-30        31-60            61+       DISCOUNTS          TOTAL
--------         -----------                   -------             ----        -----            ---       ---------          -----
 11133142    UFFIZI INC                              -                 -            -          5,694.00       -             5,694.00
   188383    ULTIMATE MANUFACTURING                  -                 -            -         13,405.10       -            13,405.10
 92080837    UMA SHOES/BRUNO MAGLI                   -                 -            -            180.00       -               180.00
928403294    Under Cover Inc                         -                 -            -          1,406.46       -             1,406.46
112926480    Union Street Glass                     25.00              -            -          2,364.74       -             2,389.74
   206862    UNISPHERE                               -                 -            -            651.00       -               651.00
   141978    Ups Customhouse Brkg                    -                 -            -             29.00       -                29.00
 34826065    VAN MAR INC                             -                 -            -          1,502.56      119.76         1,382.80
926135005    VERSACE PARFUM USA LTD                633.60              -       (1,239.79)     21,320.35       -            20,714.16
808390074    VINTAGE VERANDAH                        -                 -            -              2.72       -                 2.72
 89751499    VIVA SUN                              171.00              -            -         16,238.25       -            16,409.25
  1754670    W.J. Hagerty & Sons Ltd                 -                 -            -            531.00       -               531.00
 76467026    WACOAL AMERICA INC                  2,741.28              -            -         84,870.88    6,998.84        80,613.32
610300212    WACOAL SILVER                           -                 -            -         19,251.10    1,527.81        17,723.29
623360591    Waterford Crystal Inc                   -                 -            -          1,190.21       -             1,190.21
 63823108    W-C DESIGNS                             -                 -            -          2,849.40       -             2,849.40
103206926    WEE ONES INC                          282.00              -            -          1,036.50       -             1,318.50
 46609392    WEINGEROFF ENTERPRISES                  -                 -            -            150.00       -               150.00
  1304815    White Coffee Corp                       -                 -            -            783.90       -               783.90
  1061068    WILLIAM ARTHUR                        104.50              -            -            228.51       -               333.01
107407033    WILLOW SPECIALTIES                      -                 -            -         14,250.00       -            14,250.00
 52534799    WILTON INDUSTRIES                       -                 -            -          4,430.68       -             4,430.68
118178003    WINE THINGS UNLIMITED                   -                 -            -          6,447.60       -             6,447.60
 52790763    WMF/USA                                 -                 -            -          1,218.40       -             1,218.40
  6015069    WOLVERINE WORLDWIDE                     -                 -        5,110.67       3,083.75       -             8,194.42
190668509    WOODLORE                               72.00              -            -              -          -                72.00
 44171403    WORKMAN PUBLISHING                      -                 -            -             12.33       -                12.33
104273524    WOW KNITS INC                           -                 -            -          2,844.00       -             2,844.00
 64761307    Wusthof/Trident Company                53.00              -            -          1,241.74       -             1,294.74
103323671    Yolanda Lorente Ltd                     -                 -            -         11,020.00       -            11,020.00
 75429282    YURMAN DESIGN INC                       -                 -            -         18,930.82       -            18,930.82
 17589651    ZAPF CREATIONS USL INT'L                -                 -            -            495.00       -               495.00
198527830    ZAZOU                                   -                 -            -          8,137.00       -             8,137.00
 47314427    ZOLA EVENINGS                           -            1,977.21        307.80       7,851.57    8,793.90         1,342.68
 77673010    ZRIKE COMPANY                           -                 -            -          2,337.00       -             2,337.00
------------------------------------------------------------------------------------------------------------------------------------
                                   TOTALS       97,417.15       320,350.20    131,569.59   3,140,411.48  553,621.19    3,136,127.23
====================================================================================================================================



10/25/02                        Page 33 of 35                       Form MOR - 5

JACOBSON STORES INC.
SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE




VENDOR #          VENDOR NAME                    CURRENT         1-30         31-60             61+      DISCOUNTS       TOTAL
--------          -----------                    -------         ----         -----             ---      ---------       -----

   359451    ABARTA MEDIA                              -              -            -           1,000.00      -              1,000.00
   343455    AGA CATALOG MARKETING & DESIGN            -              -            -           8,000.00      -              8,000.00
    36900    Arandell Corp                             -              -            -           5,247.49      -              5,247.49
   111047    Citizens Bank                             -              -            -             515.63      -                515.63
   111049    Citizens Bank Trustee                     -              -            -             171.87      -                171.87
    71463    CITY OF BIRMINGHAM                     50.00             -            -              -          -                 50.00
 44475127    CLINIQUE LABORATORIES                     -              -           210.00       7,187.71      -              7,397.71
   127379    CONSUMERS ENERGY                       30.05             -            -              -          -                 30.05
   358833    Deborah M Mckinley                        -              -            -              85.94      -                 85.94
969330786    DIAMOND BULLET DESIGN INC                 -          1,900.00         -           8,750.00      -             10,650.00
826210668    ELLEN SIDERI PARTNERSHIP INC              -              -            -           4,795.00      -              4,795.00
805978954    GASTON ADVERTISING INC                    -              -            -          29,307.00      -             29,307.00
  8918823    GUERLAIN INC                              -              -            -           4,085.85      -              4,085.85
   263647    Impact Solutions                      637.01             -            -              -          -                637.01
   266439    INDIANAPOLIS MONTHLY                      -              -         3,500.00       3,500.00      -              7,000.00
   266609    Indianapolis Water Co                 240.56             -            -              -          -                240.56
   288489    JACOBSON STORES INC                 1,662.43             -            -              -          -              1,662.43
   324414    Leoni Township                      1,818.93             -            -              -          -              1,818.93
   327966    Lina                                5,328.00             -            -              -          -              5,328.00
   330455    Louisville Water Co                 1,991.79             -            -              -          -              1,991.79
   334306    MCARTHUR PHOTOGRAPHY INC                  -              -            -          37,617.05      -             37,617.05
 19965623    MENU DYNAMICS                             -              -            -           8,160.00      -              8,160.00
   398901    Nailco                                    -              -            -           8,736.57      -              8,736.57
   361952    NATIONAL CITY BANK MI/IL           99,355.98             -            -              -          -             99,355.98
 89969935    NORTH AMERICAN COLOR INC                 -               -            -           5,888.27      -              5,888.27
   369856    PATRICIA GOTTLIEB                      75.00             -            -              -          -                 75.00
   429878    Phoenix Press Inc                        -               -            -           6,269.45      -              6,269.45
183002435    SAGINAW COMMUNITY FOUNDATION             -               -            -           2,322.31      -              2,322.31
   497163    SIGNS-N-DESIGNS INC                      -               -            -          29,731.25      -             29,731.25
180565822    SJ ALTERATIONS                           -               -         1,010.00       8,314.00      -              9,324.00
103251955    SOTHYS U.S.A. INC                        -               -            -          10,640.27      -             10,640.27
   469730    ST JOHN PROMOTIONS                       -               -            -          20,645.00      -             20,645.00
   523650    Sun Publications Inc                     -           4,809.50         -              -          -              4,809.50
   537629    Trans Union Corp                      727.94             -            -              -          -                727.94
803186592    UNITED PARCEL SERVICE                  19.85             -            -              -          -                 19.85
   550014    Us Postal Service                     150.00             -            -              -          -                150.00
 31435332    USF DUGAN INC                         187.68             -            -              -          -                187.68
   369906    USF HOLLAND INC                       202.35             -            -              -          -                202.35
   310801    WGLD                                    -                -            -           2,677.50      -              2,677.50
   579353    WILHELMINA INTERNATIONAL                -                -            -           3,000.00      -              3,000.00
    87718    YELLOW FREIGHT                        411.23             -            -             -           -                411.23

------------------------------------------------------------------------------------------------------------------------------------
                              TOTALS           112,888.80         6,709.50      4,720.00     216,648.16      -            340,966.46
====================================================================================================================================



10/25/02                        Page 34 of 35                       Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                               INSURANCE SUMMARY

                                                                                    PREMIUMS
                                                                POLICY            PAID THROUGH
POLICY TYPE              INSURER/POLICY NO.                     PERIOD              EXP. DATE          DEDUCTIBLE
------------------------------------------------------------------------------------------------------------------------------------
General Liability        St. Paul Insurance Co.            08/01/02-07/31/03            Yes                $0
                         CK02102387


Automobile               St. Paul Insurance Co.            08/01/02-07/31/03            Yes            None
                         CK02102387                                                                    $500 Comprehensive
                                                                                                       $2,500 Collision


                                                                                                       $500/$2500/veh./max. per loss
                                                                                                       $2,000 Collision

Workers Comp.            State Guaranty Funds              08/01/02-07/31/03            Yes            Statutory
(IN, KY, KS)             (coverage bound; policy number
                         confirmation pending)

Excess WC                Hartford Insurance Group          08/01/02-07/31/03            Yes            $250,000
(MI/FL/OH)               35XWEQX0645

Umbrella Liability       St. Paul Insurance Co.            08/01/02-07/31/03            Yes
                         CK02102387


Property/Boiler          Crum & Forster ($10 mil primary)  06/01/02-05/31/03            Yes            $250,000/occurrence
                         ACE ($90 mil. excess)                                    (financed by         $500,000/occ. flood zones A-V
                         Hartford Steam Boiler (B & M)                              Cananwill)         2% TIV critical wind
                         C X D3 530874-A                                                               $50,000/occ. boiler & mach.

Ocean Marine             American Home Assur.              06/01/99-05/31/03            Yes
                         87116 C




Directors & Officers     Chubb                             06/01/02-05/31/03            Yes            $500,000
                         8142-40-25                                                                    securities claims
                         Royal (prior year 12 mos. run-out)                                            $100,000
                         PSF000439                                                                     non-securities claims

Fiduciary Liability      Chubb                             01/20/00-06/01/03            Yes            $10,000
                         81597020

Commercial Crime         Travelers                         08/31/02-09/30/02            Yes            $50,000 each claim
                         024BY103600265BCM



POLICY TYPE                LIMITS
------------------------------------------------------------
General Liability        $2,000,000. General Aggregate
                         $2,000,000 Products Aggregate
                         $1,000,000 Each Occurrence
                         $1,000,000 Personal & Adv. injury
Automobile
                         $1,000,000 Liability / UM-UIM
                         Physical Damage
                         Physical Damage


                         $1,000,000 Garagekeepers Liability

Workers Comp.
(IN, KY, KS)             Statutory


Excess WC
(MI/FL/OH)               $1,000,000 Bodily Injury by Accident
                         $1,000,000 Bodily Injury by Disease
Umbrella Liability
                         $10,000,000 Each Occurrence
                         $10,000,000 Prod. Aggregate
                         $10,000,000 Aggregate
Property/Boiler
                         $100,000,000 Each Occurrence



Ocean Marine             $2,000,000 Goods on any 1 vessel
                         $2,000,000 Goods shipped on deck/
                                 any 1 vessel
                         $2,000,000 Goods shipped any 1 aircraft
                         $2,000,000 Goods while at rest
                         $ 25,000 Goods in any one pkg. by mail

Directors & Officers     $10,000,000 each claim/aggregate

                         Prior-year Excess run-off:
                         $5,000,000 each claim/aggregate

Fiduciary Liability      $5,000,000 each claim/aggregate


Commercial Crime         $1,000,000

NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

10/25/02                        Page 35 of 35                       Form MOR - 5

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                Very truly yours,


                              Jacobson Stores, Inc.

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

====================================================================================================================================
                                                                                          DOCUMENT                EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.                        ATTACHED                  ATTACHED
====================================================================================================================================
Debtor Affirmations                                       MOR - 1                             Yes
Schedule of Cash Receipts and Disbursements               MOR - 2                             Yes
Bank Account Reconciliations                              MOR - 2 (CON'T)                     Yes
Statement of Operations                                   MOR - 3                             Yes
Balance Sheet                                             MOR - 4                             Yes
Status of Postpetition Taxes                              MOR - 5                             N/A
Summary of Unpaid Postpetition Debts                      MOR - 5                             N/A
Listing of aged accounts payable                          MOR - 5                             N/A
Schedule of Insurance - Listing of Policies               MOR - 6                             N/A
------------------------------------------------------------------------------------------------------------------------------------

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                               10/25/2002
--------------------------------------                            ----------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


10/25/02                                                                Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                               DEBTOR AFFIRMATION

====================================================================================================================================
AS DEBTOR IN POSSESSION, I AFFIRM:                                                      TRUE           FALSE
------------------------------------------------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                    X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                           X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                        X
====================================================================================================================================

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/25/2002
--------------------------------------------------              ----------------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

10/25/02                          Page 2 of 7                       Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
JACOBSON STORES REALTY COMPANY

====================================================================================================================================
                                                              BANK ACCOUNTS                       CURRENT          CUMULATIVE
                                             COMERICA       COMERICA      NAT'L CITY               MONTH          FILING TO DATE
                                            1840421992     1840433591      023065398              ACTUAL             ACTUAL
====================================================================================================================================
CASH - BEGINNING OF MONTH                 $   72,008.98    $ 40,376.76     $ 2,328.55   $  -    $ 114,714.29    $    104,726.13
------------------------------------------------------------------------------------------------------------------------------------

RECEIPTS

INTERNAL TRANSFERS                             45,000.00             -             -       -       45,000            437,779
INTEREST INCOME                                        -             -             -       -            -                  -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                   -             -             -       -            -                  -
ACCOUNTS RECEIVABLE - LOCKBOX                          -             -             -       -            -                  -
RETAIL STORE DEPOSITS                                  -             -             -       -            -                  -
ASSET DISPOSITIONS & PAYMENTS FROM
   LIQUIDATORS                                         -             -             -       -            -                  -
REVOLVER BORROWINGS - FLEET                            -             -             -       -            -                  -
RETURN ITEMS REDEPOSITED                               -             -             -       -            -                  -
MISCELLANEOUS                                          -     34,421.85             -       -       34,422            207,157
BANKCARD CASH RECEIPTS                                 -             -             -       -            -                  -
EMPLOYEE BENEFIT PLANS                                 -             -             -       -            -                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                          $   45,000.00   $ 34,421.85     $       -    $  -    $  79,422       $    644,936
====================================================================================================================================

DISBURSEMENTS

INTERNAL TRANSFERS                                     -     50,000.00             -       -       50,000            185,000
ELECTRONIC PAYROLL TAXES PAYMENTS                      -             -             -       -            -                  -
PAYROLL                                                -             -             -       -            -                  -
COMMERCIAL LOAN PAYMENTS                       44,216.30             -             -       -       44,216            350,860
VENDOR PAYMENTS                                        -      6,260.09             -       -        6,260             95,075
ELECTRONIC SALES TAX PAYMENTS                          -             -             -       -            -                  -
RECEIPTS APPLIED TO REVOLVER BALANCE                   -             -             -       -            -                  -
CUSTOMER REFUNDS                                       -             -             -       -            -                  -
EMPLOYEE BENEFIT PLAN PAYMENTS                         -             -             -       -            -                  -
BANK FEES                                              -             -         11.35       -           11                 78
RETURN ITEMS                                           -      2,500.00             -       -        2,500              2,500
MISCELLANEOUS                                          -             -             -       -            -                  -
CORPORATE INCOME TAXES                         25,000.00             -             -       -       25,000             50,000
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                     $   69,216.30   $ 58,760.09     $   11.35    $  -      127,988            683,514
====================================================================================================================================
NET CASH FLOW                              $  (24,216.30)  $(24,338.24)    $  (11.35)   $  -    $ (48,565.89)   $    (38,577.73)
====================================================================================================================================
CASH - END OF MONTH                        $   47,792.68   $ 16,038.52     $2,317.20    $  -    $  66,148.40    $     66,148.40
====================================================================================================================================


====================================================================================================================================
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
====================================================================================================================================
TOTAL DISBURSEMENTS                                                                                             $  127,987.74
               LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                     50,000.00
               PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                           -
====================================================================================================================================
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 $   77,987.74
====================================================================================================================================

10/25/02                           Page 3 of 7                      Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                              BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY

====================================================================================================================================
                                                               BANK ACCOUNTS
                                         COMERICA         COMERICA          NAT'L CITY                      TOTAL
                                        1840421992       1840433591          023065398
====================================================================================================================================
BALANCE PER BOOKS                    $   47,792.68     $   10,857.29     $   2,322.88      $     -       $   60,972.85
------------------------------------------------------------------------------------------------------------------------------------
Bank Balance                             47,792.68         16,038.52         2,317.20            -           66,148.40
Plus: Deposits In Transit - Booked
   not Banked                                 -                 -                -               -                -
Less: Outstanding Checks/Wire
   Transfers                                  -            (7,681.23)            -               -           (7,681.23)
Other                                         -             2,500.00             5.68            -            2,505.68
ADJUSTED BANK BALANCE                $   47,792.68     $   10,857.29     $   2,322.88      $     -       $   60,972.85
====================================================================================================================================

OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




10/25/02                          Page 4 of 7           Form MOR - 2 (continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                            STATEMENT OF OPERATIONS
                             (dollars in thousands)

                                                                              Cumulative
                                                                            Filing to date
                                                     September                  Totals
                                                     ---------                  ------
Rental Income                                        $    318                  $  3,389

Interest Expense                                         (178)                   (1,375)

Depreciation                                                -                    (1,063)

Taxes, Other than Income                                   (4)                      (37)

Other Income / (Expense)                                  (28)                   10,747
                                                     --------                  --------

Net Income / (Loss) b/4 Income Taxes                      108                    11,661

Income Taxes - Benefit / (Expense)                          -                         -
                                                     ==================================
Net Income / (Loss)                                  $    108                  $ 11,661
                                                     ==================================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

10/25/02                          Page 5 of 7                       Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                                  BALANCE SHEET
                             (dollars in thousands)

                                ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                       $     61
ACCOUNTS RECEIVABLE, NET                                             233
DUE FROM VENDORS                                                       0
INTERCOMPANY RECEIVABLE                                           45,346
INVENTORIES                                                            0
DEFERRED FINANCING                                                     0
OTHER PREPAIDS                                                       465
REFUNDABLE TAXES                                                       0
                                                                --------

TOTAL CURRENT ASSETS                                              46,105

TOTAL P, P & E:                                                   62,919
LESS: ACCUMULATED DEPR.                                          (38,474)
                                                                --------
        PROPERTY, PLANT & EQUIPMENT, NET                          24,445

OTHER ASSETS:
NET GOODWILL                                                           0
LIFE INSURANCE - CSV                                                   0
PREPAID PENSION                                                        0
OTHER                                                                  0
                                                                --------
TOTAL OTHER ASSETS                                                     -
                                                                --------
TOTAL ASSETS                                                    $ 70,550
                                                                ========

10/25/02                          Page 6 of 7                       Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                                  BALANCE SHEET
                             (dollars in thousands)

                       LIABILITIES & STOCKHOLDERS' EQUITY
                              CURRENT LIABILITIES

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
---------------------------------------------
ACCOUNTS PAYABLE                                                     $    60
AMOUNTS DUE TO INSIDERS                                                    0
ACCRUED PAYROLL                                                            0
ACCRUED PROPERTY TAXES                                                     0
ACCRUED PAYROLL TAXES                                                      0
ACCRUED STATE INCOME TAXES                                                 0
ACCRUED SALES & USE TAXES                                                  0
ACCRUED INTEREST                                                           0
ACCRUED PROFESSIONAL FEES                                                  0
ACCRUED RENT/LEASE                                                         0
ACCRUED OTHER                                                          2,074
                                                                     -------
                                                   SUBTOTAL            2,134

OTHER POST-PETITION LIABILITIES:
--------------------------------
NOTES PAYABLE - REVOLVER                                                   0
INTERCOMPANY LIABILITIES                                                   0
RESTRUCTURING RESERVE                                                      0
DEFERRED RENT                                                              0
BANK FLOAT / OVERDRAFTS                                                    0
OTHER LIABILITIES                                                          8
                                                                     -------
                                                   SUBTOTAL                8
                                                                     -------
TOTAL CURRENT POST-PETITION LIABILITIES                                2,142

LIABILITIES SUBJECT TO COMPROMISE:
----------------------------------
ACCOUNTS PAYABLE                                                           0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                       0
ACCRUED VACATION                                                           0
ACCRUED WORKERS COMPENSATION                                               0
ACCRUED INTEREST                                                           0
ACCRUED PROPERTY TAXES                                                     0
OFFICER'S DEFERRED COMPENSATION                                            0
MORTGAGES                                                             32,015
DEBENTURES                                                                 0
OTHER LIABILITIES                                                          0
                                                                     -------
SUBTOTAL                                                              32,015
                                                                     -------
TOTAL LIABILITIES                                                     34,157

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                             400
PAID IN SURPLUS                                                            0
TREASURY STOCK                                                             0
RETAINED EARNINGS, BEGINNING                                          24,332
CURRENT PERIOD EARNINGS                                               11,661
                                                                     -------
                                                   SUBTOTAL           36,393
                                                                     -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                             $70,550
                                                                     =======

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

10/25/02                          Page 7 of 7                       Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                            MONTHLY OPERATING REPORT
        File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.                      ATTACHED       ATTACHED
-----------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                       MOR - 1                         Yes
Schedule of Cash Receipts and Disbursements               MOR - 2                         Yes
Bank Account Reconciliations                              MOR - 2 (CON'T)                 Yes
Statement of Operations                                   MOR - 3                         Yes
Balance Sheet                                             MOR - 4                         Yes
Status of Postpetition Taxes                              MOR - 5                         N/A
Summary of Unpaid Postpetition Debts                      MOR - 5                         N/A
Listing of aged accounts payable                          MOR - 5                         N/A
Schedule of Insurance - Listing of Policies               MOR - 6                         N/A


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
----------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                            10/25/2002
----------------------------------                             ----------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                                Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


10/25/02                                                                Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                  TRUE         FALSE
------------------------------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X
------------------------------------------------------------------------------------------------------
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X
------------------------------------------------------------------------------------------------------
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X
------------------------------------------------------------------------------------------------------


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
----------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                             10/25/2002
----------------------------------                              ----------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                 Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


10/25/02                        Page 2 of 7                         Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS                                CUMULATIVE
                                                                                               CURRENT   FILING TO
                                         COMERICA                                               MONTH      DATE
                                        1840421752                                              ACTUAL    ACTUAL
------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                  $84         $   -          $     -       $    -       $84       $84
==================================================================================================================


RECEIPTS
INTERNAL TRANSFERS                           -             -                -            -         -         -
INTEREST INCOME                              -             -                -            -         -         -
ACCOUNTS RECEIVABLE - CREDIT & COLL          -             -                -            -         -         -
ACCOUNTS RECEIVABLE - LOCKBOX                -             -                -            -         -         -
RETAIL STORE DEPOSITS                        -             -                -            -         -         -
ASSET DISPOSITIONS & PAYMENTS FROM
LIQUIDATORS                                                                                        -         -
REVOLVER BORROWINGS - FLEET                  -             -                -            -         -         -
RETURN ITEMS REDEPOSITED                     -             -                -            -         -         -
MISCELLANEOUS                                -             -                -            -         -         -
BANKCARD CASH RECEIPTS                       -             -                -            -         -         -
EMPLOYEE BENEFIT PLANS                       -             -                -            -         -         -
------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                            $  -        $    -       $        -      $     -       $ -       $ -
==================================================================================================================


DISBURSEMENTS
INTERNAL TRANSFERS                           -             -                -            -         -         -
ELECTRONIC PAYROLL TAXES PAYMENTS            -             -                -            -         -         -
PAYROLL                                      -             -                -            -         -         -
PAYMENTS/TRANSFERS TO LIQUIDATORS            -             -                -            -         -         -
VENDOR PAYMENTS                              -             -                -            -         -         -
ELECTRONIC SALES TAX PAYMENTS                -             -                -            -         -         -
RECEIPTS APPLIED TO REVOLVER BALANCE         -             -                -            -         -         -
CUSTOMER REFUNDS                             -             -                -            -         -         -
EMPLOYEE BENEFIT PLAN PAYMENTS               -             -                -            -         -         -
BANK FEES                                    -             -                -            -         -         -
RETURN ITEMS                                 -             -                -            -         -         -
MISCELLANEOUS                                -             -                -            -         -         -
------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                       $  -       $     -          $     -       $    -         -         -
==================================================================================================================
NET CASH FLOW                             $  -       $     -          $     -       $    -       $ -       $ -
==================================================================================================================
CASH - END OF MONTH                       $ 84       $     -          $     -       $    -       $84       $84
==================================================================================================================

-------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT
MONTH COLUMN)
-------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     $     -
    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                          -
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                        -
-------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES         $     -
===============================================================================


10/25/02                        Page 3 of 7                         Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002

                              BANK RECONCILIATION

JACOBSON CREDIT CORP.
------------------------------------------------------------------------------------
                                            BANK ACCOUNTS
                            COMERICA                                           TOTAL
                           1840421752
------------------------------------------------------------------------------------
BALANCE PER BOOKS           $    -       $   -       $     -      $  -        $    -
====================================================================================


Bank Balance                    84           -             -         -            84

Plus: Deposits In Transit        -           -             -         -             -

Less: Outstanding Checks         -           -             -         -             -

Other                            -           -             -         -             -
------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   84       $   -       $     -      $  -        $   84
====================================================================================



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10/25/02                    Page 4 of 7                 Form MOR - 2 (continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                            STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


                                                                                    Cumulative
                                                                                  Filing to date
                                                                      September       Totals
                                                                      ---------       ------
Net Sales                                                            $        -      $      -

Cost of Goods Sold                                                            -             -
                                                                     ----------      --------
Gross Profit                                                                  -             -

Operating Expenses                                                            -             -
                                                                     ----------      --------
Operating Income / (Loss)                                                     -             -

Interest Expense                                                              -             -

Other Income                                                                  -             -
                                                                     ----------      --------
Net Income / (Loss) b/4 Restructuring Costs and Taxes                         -             -

Reorganization Expenses - (incl. Professional Fees)                           -             -

Income Taxes - Benefit / (Expense)                                            -             -
                                                                     ----------      --------
Net Income / (Loss)                                                  $        -      $      -
                                                                     ==========      ========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).



10/25/02                    Page 5 of 7                             Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                          ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                     $          -
ACCOUNTS RECEIVABLE, NET                                 0
DUE FROM VENDORS                                         0
INTERCOMPANY RECEIVABLE                              8,524
INVENTORIES                                              0
DEFERRED FINANCING                                       0
OTHER PREPAIDS                                           0
REFUNDABLE TAXES                                         0
                                              ------------
TOTAL CURRENT ASSETS                                 8,524

TOTAL P, P & E:                                          0
LESS: ACCUMULATED DEPR.                                  0
                                              ------------
    PROPERTY, PLANT & EQUIPMENT, NET                     -

OTHER ASSETS:
NET GOODWILL                                             0
LIFE INSURANCE - CSV                                     0
PREPAID PENSION                                          0
OTHER                                                    0
                                              ------------
TOTAL OTHER ASSETS                                       -
                                              ------------
TOTAL ASSETS                                  $      8,524
                                              ============


10/25/02                     Page 6 of 7                            Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                          Reporting Period: September 1, 2002 to October 5, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


             LIABILITIES & STOCKHOLDERS' EQUITY
                    CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                             $          -
AMOUNTS DUE TO INSIDERS                                                 0
ACCRUED PAYROLL                                                         0
ACCRUED PROPERTY TAXES                                                  0
ACCRUED PAYROLL TAXES                                                   0
ACCRUED STATE INCOME TAXES                                              0
ACCRUED SALES & USE TAXES                                               0
ACCRUED INTEREST                                                        0
ACCRUED PROFESSIONAL FEES                                               0
ACCRUED RENT/LEASE                                                      0
ACCRUED OTHER                                                           0
                                                                ---------
                                        SUBTOTAL                        0

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                                0
INTERCOMPANY LIABILITIES                                                0
RESTRUCTURING RESERVE                                                   0
DEFERRED RENT                                                           0
BANK FLOAT / OVERDRAFTS                                                 0
OTHER LIABILITIES                                                       0
                                                                ---------
                                        SUBTOTAL                        0
                                                                ---------
TOTAL CURRENT POST-PETITION LIABILITIES                                 0

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                        0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                    0
ACCRUED VACATION                                                        0
ACCRUED WORKERS COMPENSATION                                            0
ACCRUED INTEREST                                                        0
ACCRUED PROPERTY TAXES                                                  0
OFFICER'S DEFERRED COMPENSATION                                         0
MORTGAGES                                                               0
DEBENTURES                                                              0
OTHER LIABILITIES                                                       0
                                                                ---------
                                        SUBTOTAL                        0
                                                                ---------
TOTAL LIABILITIES                                                       -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                        1,700
PAID IN SURPLUS                                                         0
TREASURY STOCK                                                          0
RETAINED EARNINGS, BEGINNING                                        6,824
CURRENT PERIOD EARNINGS                                                 0
                                                                ---------
                                        SUBTOTAL                    8,524
                                                                ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $   8,524
                                                                =========



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).


10/25/02                      Page 7 of 7                           Form MOR - 4